UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Balanced Index Strategy Fund.

What factors affected the Fund’s

performance during the year ended

December 31, 2022?*

For the year ended December 31, 2022, the AZL Balanced Index Strategy Fund (the “Fund”) returned (15.10)%. That compared to (18.11)%, (13.01)% and (15.39)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Balanced Composite Index, respectively.1

The AZL Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four underlying equity sub-portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3, and the MSCI EAFE Index4.

The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and 40% to 60% of its assets to the underlying fixed income fund.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its blended benchmark during the 12-month period. Its off-benchmark allocation to developed market non- U.S. equities contributed to performance, as these outpaced U.S. equities. In addition, the Fund’s performance compared to the blended benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The fixed income allocation detracted slightly from the Fund’s performance compared to the benchmark largely due to the underlying fund’s fees. However, the Fund’s fixed income allocation benefited from security selection, particularly in mortgage-backed securities and investment grade credit. Allocation to Treasury Inflation Protected Securities (TIPS) also contributed to the Fund’s performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022

	1 Year	3 Years	5 Years	10 Years
AZL® Balanced Index Strategy Fund	(15.10)%	1.60%	3.29%	5.31%
Balanced Composite Index	(15.39)%	2.98%	5.14%	6.99%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
S&P 500 Total Return Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Balanced Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Balanced Index Strategy Fund	$1,000.00	$1,003.80	$0.45	0.09%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.75	$0.46	0.09%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Fund	50.0%

Domestic Equity Funds	37.4

International Equity Fund	12.6

Total Investment Securities	100.0

Net other assets (liabilities)	—†

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (37.4%):
1,358,211	AZL Mid Cap Index Fund, Class 2	$26,036,905
5,224,046	AZL S&P 500 Index Fund, Class 2	88,495,341
1,222,204	AZL Small Cap Stock Index Fund, Class 2	13,969,790

		128,502,036

Fixed Income Fund (50.0%):
18,093,901	AZL Enhanced Bond Index Fund	171,530,181

Shares	Value
Affiliated Investment Companies, continued
International Equity Fund (12.6%):
2,829,607 AZL International Index Fund, Class 2	$43,179,803

Total Affiliated Investment Companies (Cost $305,846,434)	343,212,020

Total Investment Securities (Cost $305,846,434) — 100.0%(a)	343,212,020
Net other assets (liabilities) — 0.0%†	(130,544)

Net Assets — 100.0%	$343,081,476

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.
†	Represents less than 0.05%.

Percentages indicated are based on net assets as of December 31, 2022

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$305,846,434

Investments in affiliates, at value	$343,212,020
Interest and dividends receivable	39
Receivable for affiliated investments sold	40,768
Prepaid expenses	3,079

Total Assets	343,255,906

Liabilities:
Cash overdraft	40,719
Payable for capital shares redeemed	98,254
Management fees payable	14,806
Administration fees payable	8,128
Custodian fees payable	419
Administrative and compliance services fees payable	864
Transfer agent fees payable	693
Trustee fees payable	2,158
Other accrued liabilities	8,389

Total Liabilities	174,430

Net Assets	$343,081,476

Net Assets Consist of:
Paid in capital	$282,767,295
Total distributable earnings	60,314,181

Net Assets	$343,081,476

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,930,981
Net Asset Value (offering and redemption price per share)	$13.76

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$5,384,860
Dividends from non-affiliates	115

Total Investment Income	5,384,975

Expenses:
Management fees	187,233
Administration fees	67,297
Custodian fees	2,271
Administrative and compliance services fees	5,370
Transfer agent fees	5,705
Trustee fees	21,405
Professional fees	18,231
Shareholder reports	9,543
Other expenses	5,666

Total expenses	322,721

Net Investment Income/(Loss)	5,062,254

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	(952,697)
Net realized gains distributions from affiliated underlying funds	20,953,907
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(90,623,801)

Net realized and Change in net unrealized gains/losses on investments	(70,622,591)

Change in Net Assets Resulting From Operations	$(65,560,337)

See accompanying notes to the financial statements.

5

AZL Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$ 5,062,254	$ 3,700,360
Net realized gains/(losses) on investments	20,001,210	29,274,448
Change in unrealized appreciation/depreciation on investments	(90,623,801)	8,822,387

Change in net assets resulting from operations	(65,560,337)	41,797,195

Distributions to Shareholders:
Distributions	(33,007,068)	(29,204,021)

Change in net assets resulting from distributions to shareholders	(33,007,068)	(29,204,021)

Capital Transactions:
Proceeds from shares issued	5,020,134	33,603,341
Proceeds from dividends reinvested	33,007,068	29,204,021
Value of shares redeemed	(41,552,550)	(47,478,927)

Change in net assets resulting from capital transactions	(3,525,348)	15,328,435

Change in net assets	(102,092,753)	27,921,609
Net Assets:
Beginning of period	445,174,229	417,252,620

End of period	$ 343,081,476	$ 445,174,229

Share Transactions:
Shares issued	321,940	1,833,889
Dividends reinvested	2,474,293	1,683,229
Shares redeemed	(2,652,854)	(2,604,847)

Change in shares	143,379	912,271

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$17.96	$17.48	$16.46	$14.89	$16.34

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.15 (a)	0.33 (a)	0.30 (a)	0.31
Net Realized and Unrealized Gains/(Losses) on Investments	(2.97)	1.56	1.62	2.22	(0.99)

Total from Investment Activities	(2.76)	1.71	1.95	2.52	(0.68)

Distributions to Shareholders From:
Net Investment Income	(0.37)	(0.34)	(0.33)	(0.38)	(0.16)
Net Realized Gains	(1.07)	(0.89)	(0.60)	(0.57)	(0.61)

Total Dividends	(1.44)	(1.23)	(0.93)	(0.95)	(0.77)

Net Asset Value, End of Period	$13.76	$17.96	$17.48	$16.46	$14.89

Total Return (b)	(15.10)%	10.04%	12.24%	17.24%	(4.36)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$343,081	$445,174	$417,253	$397,402	$386,189
Net Investment Income/(Loss)	1.35%	0.85%	2.01%	1.87%	1.82%
Expenses Before Reductions*(c)	0.09%	0.08%	0.09%	0.09%	0.08%
Expenses Net of Reductions*	0.09%	0.08%	0.09%	0.09%	0.08%
Portfolio Turnover Rate	8%	13%	19%	5%	5%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/ reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$219,744,177	$5,709,348	$(21,873,273)	$(3,489,825)	$(28,560,246)	$171,530,181	18,093,901	$2,745,075	$98,997
AZL International Index Fund, Class 2	56,332,794	2,655,444	(5,477,585)	(105,462)	(10,225,388)	43,179,803	2,829,607	1,310,717	1,117,272
AZL Mid Cap Index Fund, Class 2	34,268,489	5,548,005	(3,731,094)	525,248	(10,573,743)	26,036,905	1,358,211	198,376	5,349,630
AZL S&P 500 Index Fund, Class 2	116,684,094	14,490,836	(9,034,169)	2,019,190	(35,664,610)	88,495,341	5,224,046	1,011,905	11,975,591
AZL Small Cap Stock Index Fund, Class 2	18,213,442	2,531,204	(1,273,194)	98,152	(5,599,814)	13,969,790	1,222,204	118,787	2,412,417

	$445,242,996	$30,934,837	$(41,389,315)	$(952,697)	$(90,623,801)	$343,212,020	28,727,969	$5,384,860	$20,953,907

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$343,212,020	$–	$–	$343,212,020

Total Investment Securities	$343,212,020	$–	$–	$343,212,020

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Balanced Index Strategy Fund	$30,934,837	$41,389,315

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2022, the Fund did not directly invest in derivatives.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

10

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $309,928,719. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	52,340,807
Unrealized (depreciation)	(19,057,506)

Net unrealized appreciation/(depreciation)	$33,283,301

The tax character of dividends paid to shareholders during the year ended December 31, 2022, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Balanced Index Strategy Fund	$8,497,247	$24,509,821	$33,007,068

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Balanced Index Strategy Fund	$7,990,462	$21,213,559	$29,204,021

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)

AZL Balanced Index Strategy Fund	$6,203,899	$20,826,981	$–	$33,283,301	$60,314,181

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund.

Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL Balanced Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Balanced Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 18.69% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $24,509,821.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

15

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

16

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June

30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

18

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® DFA Multi-Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 12

Other Federal Income Tax Information
Page 13

Other Information
Page 14

Approval of Investment Advisory Agreement
Page 15

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Multi-Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL DFA Multi-Strategy Fund (the “Fund”) returned (11.41)%. That compared to (18.11)%, (13.01)% and (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that pursues broad diversification across three equity sub-portfolios and one fixed income sub-portfolio. The four underlying sub-portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its composite benchmark in 2022. The Fund’s exposure to developed markets non-U.S. stocks contributed to its relative performance, as international stocks generally outperformed U.S. equities for the period. However, the Fund’s value bias detracted from its international equity holdings in the broader international equity space, which offset some of that outperformance. Within U.S. equities, a value preference among smaller market capitalization stocks added to relative performance.

The Fund’s fixed income holdings outperformed its fixed income benchmark. This outperformance was due largely to the Fund’s underweight to duration, which contributed in the rising interest rate environment.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® DFA Multi-Strategy Fund	(11.41)%	3.71%	4.12%	6.80%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Moderate Composite Index	(15.91)%	4.00%	6.07%	8.14%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Multi-Strategy Fund	0.95%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S.

Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA Multi-Strategy Fund	$1,000.00	$1,026.10	$0.41	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA Multi-Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	48.0%

Fixed Income Fund	39.9

International Equity Fund	12.1

Total Investment Securities	100.0

Net other assets (liabilities)	— †

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (48.0%):
22,347,069	AZL DFA U.S. Core Equity Fund	$274,198,533
7,725,096	AZL DFA U.S. Small Cap Fund	73,002,157

		347,200,690

Fixed Income Fund (39.9%):
34,146,314	AZL DFA Five-Year Global Fixed Income Fund	288,877,815

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.
†	Represents less than 0.05%.

Percentages	indicated are based on net assets as of December 31, 2022

Shares		Value
Affiliated Investment Companies, continued
International Equity Fund (12.1%):
9,331,334	AZL DFA International Core Equity Fund	$87,434,596

Total Affiliated Investment Companies (Cost $730,848,594)		723,513,101

Total Investment Securities
(Cost $730,848,594) — 100.0%(a)		723,513,101
Net other assets (liabilities) — 0.0%†		(199,330)

Net Assets — 100.0%		$723,313,771

See accompanying notes to the financial statements.

4

AZL DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$730,848,594

Investments in affiliates, at value	$723,513,101
Receivable for affiliated investments sold	586,417
Prepaid expenses	6,586

Total Assets	724,106,104

Liabilities:
Cash overdraft	586,417
Payable for capital shares redeemed	138,888
Management fees payable	31,166
Administration fees payable	8,938
Custodian fees payable	923
Administrative and compliance services fees payable	1,892
Transfer agent fees payable	748
Trustee fees payable	4,728
Other accrued liabilities	18,633

Total Liabilities	792,333

Net Assets	$723,313,771

Net Assets Consist of:
Paid in capital	$653,456,952
Total distributable earnings	69,856,819

Net Assets	$723,313,771

Shares of beneficial interest (unlimited number of shares authorized, no par value)	59,698,814
Net Asset Value (offering and redemption price per share)	$12.12

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$17,629,583
Dividends from non-affiliates	4

Total Investment Income	17,629,587

Expenses:
Management fees	397,328
Administration fees	70,075
Custodian fees	4,449
Administrative and compliance services fees	11,186
Transfer agent fees	5,824
Trustee fees	44,625
Professional fees	37,915
Shareholder reports	20,484
Other expenses	12,238

Total expenses	604,124

Net Investment Income/(Loss)	17,025,463

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	(1,966,069)
Net realized gains distributions from affiliated underlying funds	64,023,392
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(183,469,466)

Net realized and Change in net unrealized gains/losses on investments	(121,412,143)

Change in Net Assets Resulting From Operations	$(104,386,680)

See accompanying notes to the financial statements.

5

AZL DFA Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$17,025,463	$4,802,539
Net realized gains/(losses) on investments	62,057,323	77,843,439
Change in unrealized appreciation/depreciation on investments	(183,469,466)	41,094,500

Change in net assets resulting from operations	(104,386,680)	123,740,478

Distributions to Shareholders:
Distributions	(82,510,932)	(61,195,147)

Change in net assets resulting from distributions to shareholders	(82,510,932)	(61,195,147)

Capital Transactions:
Proceeds from shares issued	589,750	4,709,796
Proceeds from dividends reinvested	82,510,932	61,195,146
Value of shares redeemed	(110,533,399)	(131,578,754)

Change in net assets resulting from capital transactions	(27,432,717)	(65,673,812)

Change in net assets	(214,330,329)	(3,128,481)
Net Assets:
Beginning of period	937,644,100	940,772,581

End of period	$723,313,771	$937,644,100

Share Transactions:
Shares issued	45,986	298,193
Dividends reinvested	7,022,207	4,093,321
Shares redeemed	(8,112,112)	(8,451,340)

Change in shares	(1,043,919)	(4,059,826)

See accompanying notes to the financial statements.

6

AZL DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value, Beginning of Period	$15.44	$14.52	$14.36	$12.99	$14.19

Investment Activities:
Net Investment Income/(Loss)	0.29 (a)	0.08 (a)	0.22 (a)	0.38 (a)	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(2.10)	1.89	1.20	1.73	(0.97)

Total from Investment Activities	(1.81)	1.97	1.42	2.11	(0.82)

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.25)	(0.45)	(0.16)	(0.17)
Net Realized Gains	(1.35)	(0.80)	(0.81)	(0.58)	(0.21)

Total Dividends	(1.51)	(1.05)	(1.26)	(0.74)	(0.38)

Net Asset Value, End of Period	$12.12	$15.44	$14.52	$14.36	$12.99

Total Return (b)	(11.41)%	13.81%	10.64%	16.57%	(5.91)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$723,314	$937,644	$940,773	$983,277	$972,134
Net Investment Income/(Loss)	2.14%	0.50%	1.60%	2.74%	0.84%
Expenses Before Reductions*(c)	0.08%	0.07%	0.08%	0.07%	0.07%
Expenses Net of Reductions*	0.08%	0.07%	0.08%	0.07%	0.07%
Portfolio Turnover Rate	10%	6%	18%	6%	7%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL DFA Multi- Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL DFA Multi-Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/ reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA Five-Year Global Fixed Income Fund	$367,167,703	$13,022,045	$(54,338,199)	$(6,558,172)	$(30,415,562)	$288,877,815	34,146,314	$12,682,812	$—
AZL DFA International Core Equity Fund	112,815,044	10,091,526	(10,858,008)	283,054	(24,897,020)	87,434,596	9,331,334	2,292,117	7,703,740
AZL DFA U.S. Core Equity Fund	360,655,079	39,180,220	(33,642,977)	4,360,004	(96,353,793)	274,198,533	22,347,069	2,183,665	36,996,554
AZL DFA U.S. Small Cap Fund	97,278,433	19,794,086	(12,216,316)	(50,955)	(31,803,091)	73,002,157	7,725,096	470,989	19,323,098

	$937,916,259	$82,087,877	$(111,055,500)	$(1,966,069)	$(183,469,466)	$723,513,101	73,549,813	$17,629,583	$64,023,392

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

9

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$723,513,101	$—	$—	$723,513,101

Total Investment Securities	$723,513,101	$—	$—	$723,513,101

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Multi-Strategy Fund	$82,087,877	$111,055,500

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

10

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $736,441,218. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$34,511,546
Unrealized (depreciation)	(47,439,663)

Net unrealized appreciation/(depreciation)	$(12,928,117)

The tax character of dividends paid to shareholders during the year ended December 31, 2022, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Multi-Strategy Fund	$8,932,252	$73,578,680	$82,510,932

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Multi-Strategy Fund	$14,639,563	$46,555,584	$61,195,147

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Multi-Strategy Fund	$19,998,939	$62,785,997	$—	$(12,928,117)	$69,856,819

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of this shareholder could have a material impact to the Fund. As of December 31, 2022, the Fund had a controlling interest (in excess of 50%) in the AZL DFA Five-Year Global Fixed Income Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund, which are affiliated with the Manager.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL DFA Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 86.61% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $73,578,680.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

15

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

16

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

18

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 13

Other Federal Income Tax Information
Page 14

Other Information
Page 15

Approval of Investment Advisory Agreement
Page 16

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL MVP Balanced Index Strategy Fund (the “Fund”) returned (14.87)%. That compared to (18.11)%, (13.01)% and (15.39)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Balanced Composite Index, respectively.1

The AZL MVP Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four underlying equity sub-portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE Index4.

The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and 40% to 60% of its assets to the underlying fixed income fund.

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its blended benchmark during the 12-month period. Its off-benchmark allocation to developed market non-U.S. equities contributed to performance, as these outpaced U.S. equities. In addition, the Fund’s performance compared to the composite benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The fixed income allocation detracted slightly from the Fund’s performance compared to the benchmark largely due to the underlying fund’s fees. However, the Fund’s fixed income allocation benefited from security selection, particularly in mortgage-backed securities and investment grade credit. Allocation to Treasury Inflation Protected Securities (TIPS) also contributed to the Fund’s performance.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process contributed positively to the Fund’s performance during 2022.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® MVP Balanced Index Strategy Fund	(14.87)%	(0.24)%	2.09%	4.61%
Balanced Composite Index	(15.39)%	2.98%	5.14%	6.99%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Balanced Index Strategy Fund	0.71%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Balanced Index Strategy Fund	$1,000.00	$996.90	$0.75	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.45	$0.77	0.15%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Fund	47.7%

Domestic Equity Funds	34.9

International Equity Fund	12.5

Total Investment Securities	95.1

Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (95.1%):
Domestic Equity Funds (34.9%):
945,582	AZL Mid Cap Index Fund, Class 2	$18,126,803
3,318,497	AZL S&P 500 Index Fund, Class 2	56,215,335
838,483	AZL Small Cap Stock Index Fund, Class 2	9,583,863

		83,926,001

Fixed Income Fund (47.7%):
12,087,930	AZL Enhanced Bond Index Fund	114,593,573

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Shares		Value
Affiliated Investment Companies, continued
International Equity Fund (12.5%):
1,971,241	AZL International Index Fund, Class 2	$30,081,134

Total Affiliated Investment Companies (Cost $221,790,781)		228,600,708

Total Investment Securities (Cost $221,790,781) — 95.1%(a)		228,600,708

Net other assets (liabilities) — 4.9%		11,653,048

Net Assets — 100.0%		$240,253,756

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	27	$5,212,350	$119
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	52	5,839,438	(56,027)

				$(55,908)

See accompanying notes to the financial statements.

4

AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$221,790,781

Investments in affiliates, at value	$228,600,708
Deposit at broker for futures contracts collateral	11,679,932
Interest and dividends receivable	31,856
Receivable for affiliated investments sold	319,622
Prepaid expenses	2,246

Total Assets	240,634,364

Liabilities:
Cash overdraft	319,588
Payable for capital shares redeemed	26,697
Payable for variation margin on futures contracts	1,036
Management fees payable	20,724
Administration fees payable	5,701
Custodian fees payable	336
Administrative and compliance services fees payable	432
Transfer agent fees payable	489
Trustee fees payable	1,078
Other accrued liabilities	4,527

Total Liabilities	380,608

Net Assets	$240,253,756

Net Assets Consist of:
Paid in capital	$243,545,514
Total distributable earnings	(3,291,758)

Net Assets	$240,253,756

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,734,798
Net Asset Value (offering and redemption price per share)	$11.05

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$3,705,786
Interest	180,141
Dividends from non-affiliates	133

Total Investment Income	3,886,060

Expenses:
Management fees	269,877
Administration fees	64,355
Custodian fees	2,526
Administrative and compliance services fees	3,720
Transfer agent fees	5,485
Trustee fees	14,932
Professional fees	12,527
Shareholder reports	7,779
Other expenses	3,997

Total expenses	385,198

Net Investment Income/(Loss)	3,500,862

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	(147,888)
Net realized gains distributions from affiliated underlying funds	14,165,926
Net realized gains/(losses) on futures contracts	(1,658,743)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(62,394,265)
Change in net unrealized appreciation/depreciation on futures contracts	(255,914)

Net realized and Change in net unrealized gains/losses on investments	(50,290,884)

Change in Net Assets Resulting From Operations	$(46,790,022)

See accompanying notes to the financial statements.

5

AZL MVP Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,500,862	$2,411,227
Net realized gains/(losses) on investments	12,359,295	21,469,001
Change in unrealized appreciation/depreciation on investments	(62,650,179)	7,225,526

Change in net assets resulting from operations	(46,790,022)	31,105,754

Distributions to Shareholders:
Distributions	(23,582,834)	(22,484,516)

Change in net assets resulting from distributions to shareholders	(23,582,834)	(22,484,516)

Capital Transactions:
Proceeds from shares issued	4,208,329	15,897,547
Proceeds from dividends reinvested	23,582,834	22,484,516
Value of shares redeemed	(41,882,168)	(42,773,216)

Change in net assets resulting from capital transactions	(14,091,005)	(4,391,153)

Change in net assets	(84,463,861)	4,230,085
Net Assets:
Beginning of period	324,717,617	320,487,532

End of period	$240,253,756	$324,717,617

Share Transactions:
Shares issued	334,406	1,079,752
Dividends reinvested	2,197,841	1,618,756
Shares redeemed	(3,382,738)	(2,935,821)

Change in shares	(850,491)	(237,313)

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value, Beginning of Period	$14.38	$14.04	$13.90	$12.37	$13.38

Investment Activities:
Net Investment Income/(Loss)	0.16 (a)	0.11 (a)	0.24 (a)	0.25 (a)	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	(2.34)	1.26	0.54	1.82	(0.82)

Total from Investment Activities	(2.18)	1.37	0.78	2.07	(0.58)

Distributions to Shareholders From:
Net Investment Income	(0.28)	(0.26)	(0.27)	(0.29)	(0.11)
Net Realized Gains	(0.87)	(0.77)	(0.37)	(0.25)	(0.32)

Total Dividends	(1.15)	(1.03)	(0.64)	(0.54)	(0.43)

Net Asset Value, End of Period	$11.05	$14.38	$14.04	$13.90	$12.37

Total Return (b)	(14.87)%	10.02%	5.98%	16.92%	(4.44)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$240,254	$324,718	$320,488	$331,516	$301,934
Net Investment Income/(Loss)	1.30%	0.74%	1.82%	1.84%	1.79%
Expenses Before Reductions*(c)	0.14%	0.13%	0.14%	0.14%	0.13%
Expenses Net of Reductions*	0.14%	0.13%	0.14%	0.14%	0.13%
Portfolio Turnover Rate	7%	10%	13%	9%	7%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL MVP Fusion Balanced Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the

Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $8.0 million, and the monthly average notional amount for short contracts was $22.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk
Futures Contracts	Receivable for variation margin on futures contracts*	$119	Payable for variation margin on futures contracts*	$—

Interest Rate Risk
Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	56,027

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$(804,512)	$(115,897)

Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(854,231)	(140,017)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.

” For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

9

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$152,852,171	$1,947,675	$(18,148,385)	$(2,877,365)	$(19,180,523)	$114,593,573	12,087,930	$1,879,879	$67,795
AZL International Index Fund, Class 2	41,204,618	1,893,593	(5,505,814)	282,534	(7,793,797)	30,081,134	1,971,241	946,357	806,687
AZL Mid Cap Index Fund, Class 2	24,548,632	4,005,265	(3,188,090)	75,679	(7,314,683)	18,126,803	945,582	143,213	3,862,052
AZL S&P 500 Index Fund, Class 2	77,077,394	8,733,376	(7,757,154)	2,363,157	(24,201,438)	56,215,335	3,318,497	651,954	7,715,674
AZL Small Cap Stock Index Fund, Class 2	12,881,687	1,886,338	(1,288,445)	8,107	(3,903,824)	9,583,863	838,483	84,383	1,713,718

	$308,564,502	$18,466,247	$(35,887,888)	$(147,888)	$(62,394,265)	$228,600,708	19,161,733	$3,705,786	$14,165,926

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

● Level 1 -	quoted prices in active markets for identical assets
● Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
● Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$228,600,708	$—	$—	$228,600,708

Total Investment Securities	228,600,708	—	—	228,600,708

Other Financial Instruments:*
Futures contracts	(55,908)	—	—	(55,908)

Total Investments	$228,544,800	$—	$—	$228,544,800

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Balanced Index Strategy Fund	$18,466,247	$35,887,888

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

11

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $226,021,731. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,868,022
Unrealized (depreciation)	(16,289,045)

Net unrealized appreciation/(depreciation)	$2,578,977

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Balanced Index Strategy Fund	$12,671,482	$10,911,352	$23,582,834

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Balanced Index Strategy Fund	$12,933,774	$9,550,742	$22,484,516

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Balanced Index Strategy Fund	$4,448,788	$7,647,345	$—	$2,578,977	$14,675,110

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL MVP Fusion Balanced Fund, is expected to be completed on or about March 10, 2023.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Balanced Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Balanced Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 8.36% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $6,885,873.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $10,911,352.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

16

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

17

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

19

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP DFA Multi-Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 13

Other Federal Income Tax Information
Page 14

Other Information
Page 15

Approval of Investment Advisory Agreement
Page 16

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP DFA Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP DFA Multi-Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL MVP DFA Multi-Strategy Fund (the “Fund”) returned (11.76)%. That compared to (18.11)%, (13.01)% and (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that pursues broad diversification across three equity sub-portfolios and one fixed income sub-portfolio. The four underlying sub-portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund.

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its composite benchmark in 2022. The Fund’s exposure to developed markets non-U.S. stocks contributed to its relative performance, as international stocks generally outperformed U.S. equities for the period. However, the Fund’s value bias detracted from its international equity holdings in the broader international equity space, which offset some of that outperformance. Within U.S. equities, a value preference among smaller market capitalization stocks added to relative performance.

The Fund’s fixed income holdings outperformed its fixed income benchmark. This outperformance was due largely to the Fund’s underweight to duration, which contributed to performance in the rising interest rate environment.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process did slightly detract from the Fund’s performance during 2022.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP DFA Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	Since Inception (4/27/2015)
AZL® MVP DFA Multi-Strategy Fund	(11.76)%	1.37%	2.50%	3.67%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	0.65%
Moderate Composite Index	(15.91)%	4.00%	6.07%	6.64%
S&P 500 Index	(18.11)%	7.66%	9.42%	10.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP DFA Multi-Strategy Fund	1.13%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.10% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.29%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,014.50	$0.76	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,024.45	$0.77	0.15%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	45.0%

Fixed Income Fund	38.5

International Equity Fund	12.3

Total Investment Securities	95.8

Net other assets (liabilities)	4.2

Net Assets	100.0%

3

AZL MVP DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (95.8%):
Domestic Equity Funds (45.0%):
2,231,529	AZL DFA U.S. Core Equity Fund	$27,380,862
838,902	AZL DFA U.S. Small Cap Fund	7,927,626

		35,308,488

Fixed Income Fund (38.5%):
3,562,509	AZL DFA Five-Year Global Fixed Income Fund	30,138,829

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Shares		Value
Affiliated Investment Companies, continued
International Equity Fund (12.3%):
1,031,321	AZL DFA International Core Equity Fund	$9,663,475

Total Affiliated Investment Companies (Cost $75,606,498)		75,110,792

Total Investment Securities
(Cost $75,606,498) — 95.8%(a)		75,110,792
Net other assets (liabilities) — 4.2%		3,311,806

Net Assets — 100.0%		$78,422,598

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	10	$1,930,500	$44
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	11	1,235,266	(13,143)

				$(13,099)

See accompanying notes to the financial statements.

4

AZL MVP DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$75,606,498

Investments in affiliates, at value	$75,110,792
Deposit at broker for futures contracts collateral	3,353,800
Interest and dividends receivable	9,574
Receivable for affiliated investments sold	10,451
Receivable from Manager	1,803
Prepaid expenses	722

Total Assets	78,487,142

Liabilities:
Cash overdraft	10,451
Payable for capital shares redeemed	44,531
Administration fees payable	6,493
Custodian fees payable	236
Administrative and compliance services fees payable	163
Transfer agent fees payable	561
Trustee fees payable	408
Other accrued liabilities	1,701

Total Liabilities	64,544

Net Assets	$78,422,598

Net Assets Consist of:
Paid in capital	$81,682,574
Total distributable earnings	(3,259,976)

Net Assets	$78,422,598

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,985,040
Net Asset Value (offering and redemption price per share)	$9.82

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$1,869,643
Interest	59,502
Dividends from non-affiliates	58

Total Investment Income	1,929,203

Expenses:
Management fees	171,705
Administration fees	64,790
Custodian fees	1,695
Administrative and compliance services fees	1,223
Transfer agent fees	5,575
Trustee fees	4,873
Professional fees	4,152
Shareholder reports	2,560
Other expenses	1,342

Total expenses before reductions	257,915
Less Management fees contractually waived	(85,851)
Less expense contractually waived/reimbursed by the Manager	(43,284)

Net expenses	128,780

Net Investment Income/(Loss)	1,800,423

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	5
Net realized gains/(losses) on affiliated underlying funds	(731,685)
Net realized gains distributions from affiliated underlying funds	6,605,087
Net realized gains/(losses) on futures contracts	(844,274)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(18,287,010)
Change in net unrealized appreciation/depreciation on futures contracts	(72,430)

Net realized and Change in net unrealized gains/losses on investments	(13,330,307)

Change in Net Assets Resulting From Operations	$(11,529,884)

See accompanying notes to the financial statements.

5

AZL MVP DFA Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$1,800,423	$404,032
Net realized gains/(losses) on investments	5,029,133	7,098,818
Change in unrealized appreciation/depreciation on investments	(18,359,440)	4,745,683

Change in net assets resulting from operations	(11,529,884)	12,248,533

Distributions to Shareholders:
Distributions	(7,022,119)	(7,170,758)

Change in net assets resulting from distributions to shareholders	(7,022,119)	(7,170,758)

Capital Transactions:
Proceeds from shares issued	1,880,038	11,200,599
Proceeds from dividends reinvested	7,022,118	7,170,758
Value of shares redeemed	(11,906,090)	(14,138,661)

Change in net assets resulting from capital transactions	(3,003,934)	4,232,696

Change in net assets	(21,555,937)	9,310,471
Net Assets:
Beginning of period	99,978,535	90,668,064

End of period	$78,422,598	$99,978,535

Share Transactions:
Shares issued	168,171	894,545
Dividends reinvested	734,531	606,663
Shares redeemed	(1,108,743)	(1,137,291)

Change in shares	(206,041)	363,917

See accompanying notes to the financial statements.

6

AZL MVP DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value, Beginning of Period	$12.21	$11.58	$12.03	$10.65	$11.60

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.05 (a)	0.16 (a)	0.31 (a)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(1.69)	1.51	0.22	1.36	(0.79)

Total from Investment Activities	(1.46)	1.56	0.38	1.67	(0.71)

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.17)	(0.34)	(0.11)	(0.08)
Net Realized Gains	(0.82)	(0.76)	(0.49)	(0.18)	(0.16)

Total Dividends	(0.93)	(0.93)	(0.83)	(0.29)	(0.24)

Net Asset Value, End of Period	$9.82	$12.21	$11.58	$12.03	$10.65

Total Return (b)	(11.76)%	13.74%	3.77%	15.81%	(6.22)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$78,423	$99,979	$90,668	$95,959	$86,601
Net Investment Income/(Loss)	2.10%	0.42%	1.44%	2.71%	0.91%
Expenses Before Reductions*(c)	0.30%	0.29%	0.30%	0.29%	0.29%
Expenses Net of Reductions*	0.15%	0.15%	0.15%	0.15%	0.15%
Portfolio Turnover Rate	11%	13%	18%	10%	16%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP DFA Multi- Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL MVP Fusion Moderate Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $2.1 million, and the monthly average notional amount for short contracts was $4.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$44	Payable for variation margin on futures contracts*	$—
Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$13,143

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$(633,202)	$(39,840)

Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(211,072)	(32,590)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MVP DFA Multi-Strategy Fund	0.20%	0.15%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.10% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

9

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

At December 31, 2022, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2023	Expires 12/31/2024	Expires 12/31/2025	Total

AZL MVP DFA Multi-Strategy Fund	$42,695	$34,818	$43,284	$120,797

Management fees, which the Manager waived in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA Five-Year Global Fixed Income Fund	$37,767,059	$1,762,391	$(5,543,855)	$(696,592)	$(3,150,174)	$30,138,829	3,562,509	$1,353,267	$—
AZL DFA International Core Equity Fund	12,108,383	1,143,105	(943,767)	914	(2,645,160)	9,663,475	1,031,321	247,289	831,139
AZL DFA U.S. Core Equity Fund	35,037,922	4,314,968	(2,836,454)	49,046	(9,184,620)	27,380,862	2,231,529	218,642	3,704,336
AZL DFA U.S. Small Cap Fund	10,092,382	2,120,057	(892,704)	(85,053)	(3,307,056)	7,927,626	838,902	50,445	2,069,612

	$95,005,746	$9,340,521	$(10,216,780)	$(731,685)	$(18,287,010)	$75,110,792	7,664,261	$1,869,643	$6,605,087

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

10

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$75,110,792	$—	$—	$75,110,792

Total Investment Securities	75,110,792	—	—	75,110,792

Other Financial Instruments:*
Futures Contracts	(13,099)	—	—	(13,099)

Total Investments	$75,097,693	$—	$—	$75,097,693

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP DFA Multi-Strategy Fund	$9,340,521	$10,216,780

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

11

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $76,781,122. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,000,151
Unrealized (depreciation)	(4,670,481)

Net unrealized appreciation/(depreciation)	$(1,670,330)

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP DFA Multi-Strategy Fund	$3,205,864	$3,816,255	$7,022,119

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP DFA Multi-Strategy Fund	$3,153,404	$4,017,354	$7,170,758

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)

AZL MVP DFA Multi-Strategy Fund	$2,117,573	$797,743	$—	$(1,670,330)	$1,244,986

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund.

Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL MVP Fusion Moderate Fund, is expected to be completed on or about March 10, 2023.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP DFA Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP DFA Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 18.26% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $2,373,017.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $3,816,255.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

16

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

17

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

19

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Fidelity Institutional Asset Management Multi- Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”) returned (13.81)%. That compared to a (18.11)%, (13.01)% and a (14.89)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Income & Growth Composite Index, respectively.1

The Fund currently invests in one underlying fund, the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund, which is managed by its sub adviser, FIAM LLC. The underlying fund is approximately 60% invested primarily in investment- grade fixed-income securities, and approximately 40% of the underlying fund’s assets are invested primarily in large-cap common stocks.

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

U.S. equity markets declined in 2022, reacting in large part to a slowing economy and a shift away from COVID-era monetary easing. Persistent inflation led to the U.S. Federal Reserve tightening monetary policy. This move, combined with a deceleration in both global manufacturing and profit margins, drove stock prices lower. Eight of 11 sectors posted negative contributions to returns, with communication services and consumer discretionary the largest detractors to the Fund’s absolute performance. The positive contributions from the energy sector only partially offset this negative impact.

Meanwhile, the U.S. bond market posted negative returns in 2022 as the U.S. Federal Reserve took aggressive steps to rein in inflation, which remained elevated due to supply chain challenges and spikes in food and energy prices due to Russia’s invasion of Ukraine, among other factors. This notable strategic shift began in late 2021 when the Fed indicated that it was planning to stop bond purchases as part of its quantitative easing program. The trend continued in 2022 as the Fed made a series of increases to its federal funds target rate, starting in March and continuing through December.

The Fund outperformed its composite benchmark during the period under review, and the Fund’s equity component outperformed its equity benchmark, the S&P 500 Index. The Fund’s investment process looks at multiple viewpoints in determining the attractiveness of a security, which helped deliver positive relative results during a period of low market performance. In this risk-averse market investing environment, the Fund’s defensively postured factors boosted relative returns, with companies exhibiting stable financials and high-quality earnings performing well compared to their peers. The shift to a risk-averse environment was also well captured by the Fund’s momentum factors. Stock selection within health care and information technology contributed to relative returns, as did an overweight position in energy. Meanwhile, stock selection in utilities detracted from the Fund’s performance relative to its equity benchmark, as did modest exposure to growth-oriented companies and economically sensitive cyclical value factors.

The Fund’s fixed income component underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index. The fixed income component’s relative return was hurt by an overweight allocation to high-yield corporate bonds, as spreads widened amid growing market concern over the possibility of a recession. The Fund’s fixed income relative performance benefitted from its modestly shorter duration compared to that of the benchmark throughout the period, as bond yields rose materially during the year. An underweight position in mortgage-backed securities also contributed positively to relative returns as spreads widened considerably.

The Fund held futures to equitize its cash positions during the period. Exposure to this form of derivative did not materially impact the Fund’s performance.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process contributed positively to the Fund’s performance during 2022.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Debt securities held by an underlying fund may decline in value due to rising interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022

	1 Year	3 Years	5 Years	10 Years
AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund	(13.81)%	0.86%	3.14%	3.97%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Income & Growth Composite Index	(14.89)%	1.91%	4.18%	5.83%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Fidelity Institutional Asset Management Multi-Strategy Fund	0.82%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Income & Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500 and (60%) Bloomberg U.S.

Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP FIAM Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP FIAM Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP FIAM Multi-Strategy Fund	$1,000.00	$985.50	$0.80	0.16%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP FIAM Multi-Strategy Fund	$1,000.00	$1,024.40	$0.82	0.16%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Balanced Funds	95.3%

Total Investment Securities	95.3

Net other assets (liabilities)	4.7

Net Assets	100.0%

3

AZL MVP FIAM Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Company (95.3%):
Balanced Funds (95.3%):
14,021,480	AZL Fidelity Institutional Asset Management Multi- Strategy Fund	$173,726,137

Total Affiliated Investment Company (Cost $171,741,737)		173,726,137

Total Investment Securities (Cost $171,741,737) — 95.3%(a)		173,726,137
Net other assets (liabilities) — 4.7%		8,656,468

Net Assets — 100.0%		$182,382,605

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.
Percentages	indicated are based on net assets as of December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	31	$(5,984,550)	$95,629

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	46	$5,165,656	$(51,648)

Total Net Futures Contracts				$43,981

See accompanying notes to the financial statements.

4

AZL MVP FIAM Multi-Strategy Fund

Statement of Assets and Liabilities December 31, 2022

Assets:
Investments in affiliates, at cost	$171,741,737

Investments in affiliates, at value	$173,726,137
Deposit at broker for futures contracts collateral	8,690,813
Interest and dividends receivable	24,241
Receivable for capital shares issued	1,680
Receivable for affiliated investments sold	13,538
Prepaid expenses	1,721

Total Assets	182,458,130

Liabilities:
Cash overdraft	13,537
Payable for capital shares redeemed	29,828
Payable for variation margin on futures contracts	3,354
Management fees payable	13,868
Administration fees payable	7,449
Custodian fees payable	413
Administrative and compliance services fees payable	431
Transfer agent fees payable	641
Trustee fees payable	1,077
Other accrued liabilities	4,927
Total Liabilities	75,525

Net Assets	$182,382,605

Net Assets Consist of:
Paid in capital	$187,407,407
Total distributable earnings	(5,024,802)

Net Assets	$182,382,605

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,537,859
Net Asset Value (offering and redemption price per share)	$11.03

Statement of Operations For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$1,815,835
Interest	137,053
Dividends from non-affiliates	68

Total Investment Income	1,952,956

Expenses:
Management fees	203,981
Administration fees	66,022
Custodian fees	2,431
Administrative and compliance services fees	2,915
Transfer agent fees	5,646
Trustee fees	11,686
Professional fees	9,814
Shareholder reports	7,299
Other expenses	3,037

Total expenses before reductions	312,831
Less expense contractually waived/reimbursed by the Manager	(7,061)

Net expenses	305,770

Net Investment Income/(Loss)	1,647,186

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	652,379
Net realized gains distributions from affiliated underlying funds	12,757,152
Net realized gains/(losses) on futures contracts	235,299
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(47,594,466)
Change in net unrealized appreciation/depreciation on futures contracts	(107,108)

Net realized and Change in net unrealized gains/losses on investments	(34,056,744)

Change in Net Assets Resulting From Operations	$(32,409,558)

See accompanying notes to the financial statements.

5

AZL MVP FIAM Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$ 1,647,186	$ 881,696
Net realized gains/(losses) on investments	13,644,830	9,228,087
Change in unrealized appreciation/depreciation on investments	(47,701,574)	16,675,005

Change in net assets resulting from operations	(32,409,558)	26,784,788

Distributions to Shareholders:
Distributions	(10,283,765)	(15,134,637)

Change in net assets resulting from distributions to shareholders	(10,283,765)	(15,134,637)

Capital Transactions:
Proceeds from shares issued	1,666,236	4,587,179
Proceeds from dividends reinvested	10,283,765	15,134,637
Value of shares redeemed	(30,662,612)	(42,501,630)

Change in net assets resulting from capital transactions	(18,712,611)	(22,779,814)

Change in net assets	(61,405,934)	(11,129,663)
Net Assets:
Beginning of period	243,788,539	254,918,202

End of period	$ 182,382,605	$ 243,788,539

Share Transactions:
Shares issued	138,834	337,882
Dividends reinvested	946,940	1,160,632
Shares redeemed	(2,537,378)	(3,113,533)

Change in shares	(1,451,604)	(1,615,019)

See accompanying notes to the financial statements.

6

AZL MVP FIAM Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value, Beginning of Period	$13.55	$13.00	$12.47	$11.17	$11.81

Investment Activities:
Net Investment Income/(Loss)	0.10 (a)	0.05 (a)	0.27 (a)	0.27 (a)	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(1.98)	1.36	0.61	1.52	(0.52)

Total from Investment Activities	(1.88)	1.41	0.88	1.79	(0.24)

Distributions to Shareholders From:
Net Investment Income	(0.09)	(0.36)	(0.35)	(0.49)	(0.40)
Net Realized Gains	(0.55)	(0.50)	—	—	—

Total Dividends	(0.64)	(0.86)	(0.35)	(0.49)	(0.40)

Net Asset Value, End of Period	$11.03	$13.55	$13.00	$12.47	$11.17

Total Return (b)	(13.81)%	11.07%	7.16%	16.25%	(2.14)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$182,383	$243,789	$254,918	$265,363	$245,936
Net Investment Income/(Loss)	0.81%	0.35%	2.19%	2.24%	2.12%
Expenses Before Reductions*(c)	0.15%	0.14%	0.15%	0.14%	0.14%
Expenses Net of Reductions*	0.15%	0.14%	0.15%	0.14%	0.14%
Portfolio Turnover Rate	8%	3%	6%	7%	7%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP FIAM Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL MVP Fusion Conservative Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $6.1 million, and the monthly average notional amount for short contracts was $21.8 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$95,629	Payable for variation margin on futures contracts*	$—

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	51,648

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$949,716	$21,907

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(714,417)	(129,015)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP FIAM Multi-Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2022, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

9

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

	Expires 12/31/2025	Total

AZL MVP FIAM Multi-Strategy Fund	$7,061	$7,061

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/ reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$231,703,402	$15,035,283	$(26,070,461)	$652,379	$(47,594,466)	$173,726,137	14,021,480	$1,815,835	$12,757,152

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

● Level 1 -	quoted prices in active markets for identical assets
● Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
● Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgement of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

10

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$173,726,137	$—	$—	$173,726,137

Total Investment Securities	173,726,137	—	—	173,726,137

Other Financial Instruments:*
Futures Contracts	43,981	—	—	43,981

Total Investments	$173,770,118	$—	$—	$173,770,118

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements as variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP FIAM Multi-Strategy Fund	$15,035,283	$26,070,461

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

11

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $175,314,634. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$–
Unrealized (depreciation)	(1,588,497)

Net unrealized appreciation/(depreciation)	$(1,588,497)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total

AZL MVP FIAM Multi-Strategy Fund	$4,411,253	$–	$4,411,253

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP FIAM Multi-Strategy Fund	$7,184,253	$3,099,512	$10,283,765

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP FIAM Multi-Strategy Fund	$6,339,708	$8,794,929	$15,134,637

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP FIAM Multi-Strategy Fund	$4,941,176	$—	$(4,411,253)	$(1,588,497)	$(1,058,574)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

12

AZL MVP FIAM Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL MVP Fusion Conservative Fund, is expected to be completed on or about March 10, 2023.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 3.76% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $5,782,865.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $3,099,512.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

17

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

18

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

20

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP FusionSM Balanced Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 14

Other Federal Income Tax Information
Page 15

Other Information
Page 16

Approval of Investment Advisory Agreement
Page 17

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP FusionSM Balanced Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® FusionSM Balanced Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP FusionSM Balanced Fund (the “Fund”) returned (14.91)%. That compared to a (18.11)%, (13.01)% and a (15.39)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Balanced Composite Index, respectively.1

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 40% and 60% of its assets in equity funds and 40% to 60% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its composite benchmark during the 12-month period. Its off-benchmark allocation to developed market non- U.S. equities contributed to performance, as these outpaced U.S. equities. In addition, the Fund’s performance compared to the composite benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The Fund’s overweight exposure to U.S. value stocks compared to growth stocks contributed to performance, as growth stocks underperformed during the year. The fixed income allocation detracted slightly from the Fund’s performance relative to its benchmark largely due to the underlying fund’s fees. However, the Fund’s fixed income allocation benefited from security selection, particularly in mortgage-backed securities.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process slightly detracted from the Fund’s performance during 2022.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MVP FusionSM Balanced Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® MVP FusionSM Balanced Fund	(14.91)%	(1.20)%	1.10%	3.70%
Balanced Composite Index	(15.39)%	2.98%	5.14%	6.99%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP FusionSM Balanced Fund	0.94%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.15% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.30% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Fusion Balanced Fund	$1,000.00	$995.90	$0.91	0.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Fusion Balanced Fund	$1,000.00	$1,024.30	$0.92	0.18%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	48.0%

Domestic Equity Funds	32.4

International Equity Funds	15.2

Total Investment Securities	95.6

Net other assets (liabilities)	4.4

Net Assets	100.0%

3

AZL MVP Fusion Balanced Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (95.6%):
Domestic Equity Funds (32.4%):
1,215,684	AZL DFA U.S. Core Equity Fund	$14,916,440
971,124	AZL DFA U.S. Small Cap Fund	9,177,120
862,206	AZL Gateway Fund	12,148,483
784,049	AZL Mid Cap Index Fund, Class 2	15,030,229
4,737,153	AZL Russell 1000 Growth Index Fund, Class 2	62,009,329
5,384,101	AZL Russell 1000 Value Index Fund, Class 2	66,547,484
795,303	AZL Small Cap Stock Index Fund, Class 2	9,090,309

		188,919,394

Fixed Income Funds (48.0%):
4,670,936	AZL Enhanced Bond Index Fund	44,280,473
6,766,830	AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	58,803,752
6,924,363	AZL MetWest Total Return Bond Fund	58,787,844

Shares		Value
Affiliated Investment Companies, continued
Fixed Income Funds, continued
3,082,760	PIMCO VIT Income Portfolio	$29,871,947
3,097,148	PIMCO VIT Low Duration Portfolio	29,360,960
6,574,033	PIMCO VIT Total Return Portfolio	59,034,817

		280,139,793

International Equity Funds (15.2%):
2,241,452	AZL DFA International Core Equity Fund	21,002,405
3,289,131	AZL International Index Fund, Class 2	50,192,138
2,943,452	AZL MSCI Emerging Markets Equity Index Fund, Class 2	17,778,451

		88,972,994

Total Affiliated Investment Companies (Cost $586,781,825)		558,032,181

Total Investment Securities (Cost $586,781,825) — 95.6%(a)		558,032,181
Net other assets (liabilities) — 4.4%		25,482,685

Net Assets — 100.0%		$583,514,866

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	66	$12,741,300	$842
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	113	12,689,547	(126,062)

				$(125,220)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Balanced Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$586,781,825

Investments in affiliates, at value	$558,032,181
Deposit at broker for futures contracts collateral	25,443,647
Interest and dividends receivable	499,411
Receivable for capital shares issued	25,654
Receivable for affiliated investments sold	341,963
Receivable for variation margin on futures contracts	710
Prepaid expenses	16,946

Total Assets	584,360,512

Liabilities:
Cash overdraft	341,935
Payable for investments purchased	428,439
Management fees payable	75,272

Total Liabilities	845,646

Net Assets	$583,514,866

Net Assets Consist of:
Paid in capital	$593,238,820
Total distributable earnings	(9,723,954)

Net Assets	$583,514,866

Shares of beneficial interest (unlimited number of shares authorized, no par value)	62,802,690
Net Asset Value (offering and redemption price per share)	$9.29

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$10,111,889
Interest	417,010
Dividends from non-affiliates	35

Total Investment Income	10,528,934

Expenses:
Management fees	1,303,867
Administration fees	68,707
Custodian fees	4,607
Administrative and compliance services fees	9,193
Transfer agent fees	5,747
Trustee fees	36,694
Professional fees	30,876
Shareholder reports	18,251
Other expenses	10,173

Total expenses	1,488,115
Less Management fees contractually waived	(325,973)

Net expenses	1,162,142

Net Investment Income/(Loss)	9,366,792

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	(139,783)
Net realized gains distributions from affiliated underlying funds	34,783,036
Net realized gains/(losses) on futures contracts	(6,184,668)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(150,743,393)
Change in net unrealized appreciation/depreciation on futures contracts	(618,811)

Net realized and Change in net unrealized gains/losses on investments	(122,903,619)

Change in Net Assets Resulting From Operations	$(113,536,827)

See accompanying notes to the financial statements.

5

AZL MVP Fusion Balanced Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,366,792	$8,631,674
Net realized gains/(losses) on investments	28,458,585	58,611,047
Change in unrealized appreciation/depreciation on investments	(151,362,204)	5,241,201

Change in net assets resulting from operations	(113,536,827)	72,483,922

Distributions to Shareholders:
Distributions	(41,330,975)	(17,895,771)

Change in net assets resulting from distributions to shareholders	(41,330,975)	(17,895,771)

Capital Transactions:
Proceeds from shares issued	1,423,474	1,993,876
Proceeds from dividends reinvested	41,330,975	17,895,770
Value of shares redeemed	(89,479,348)	(117,103,853)

Change in net assets resulting from capital transactions	(46,724,899)	(97,214,207)

Change in net assets	(201,592,701)	(42,626,056)
Net Assets:
Beginning of period	785,107,567	827,733,623

End of period	$583,514,866	$785,107,567

Share Transactions:
Shares issued	142,878	173,506
Dividends reinvested	4,572,010	1,567,055
Shares redeemed	(8,723,584)	(10,136,507)

Change in shares	(4,008,696)	(8,395,946)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value, Beginning of Period	$11.75	$11.01	$11.24	$10.44	$11.91

Investment Activities:
Net Investment Income/(Loss)	0.15 (a)	0.12 (a)	0.20 (a)	0.22 (a)	0.22
Net Realized and Unrealized Gains/(Losses) on Investments	(1.92)	0.89	0.18	1.38	(0.83)

Total from Investment Activities	(1.77)	1.01	0.38	1.60	(0.61)

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.27)	(0.26)	(0.29)	(0.15)
Net Realized Gains	(0.42)	—	(0.35)	(0.51)	(0.71)

Total Dividends	(0.69)	(0.27)	(0.61)	(0.80)	(0.86)

Net Asset Value, End of Period	$9.29	$11.75	$11.01	$11.24	$10.44

Total Return (b)	(14.91)%	9.20%	3.78%	15.76%	(5.40)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$583,515	$785,108	$827,734	$923,719	$919,206
Net Investment Income/(Loss)	1.44%	1.06%	1.88%	1.95%	1.74%
Expenses Before Reductions*(c)	0.23%	0.22%	0.23%	0.23%	0.22%
Expenses Net of Reductions*	0.18%	0.17%	0.23%	0.23%	0.22%
Portfolio Turnover Rate	7%	9%	17%	12%	15%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Balanced Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL MVP Balanced Index Strategy Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $18.8 million, and the monthly average notional amount for short contracts was $43.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk
Futures Contracts	Receivable for variation margin on futures contracts*	$842	Payable for variation margin on futures contracts*	$—

Interest Rate Risk
Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	126,062

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$(4,155,156)	$(286,232)

Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(2,029,512)	(332,579)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MVP Fusion Balanced Fund	0.20%	0.30%

* The Manager waived, prior to any application of expense limit, the management fee to 0.15% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

9

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager waived in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA International Core Equity Fund	$27,941,892	$2,432,119	$(3,356,233)	$331,509	$(6,346,882)	$21,002,405	2,241,452	$557,701	$1,874,419

AZL DFA U.S. Core Equity Fund	20,086,112	2,141,457	(2,247,494)	485,023	(5,548,658)	14,916,440	1,215,684	119,352	2,022,106

AZL DFA U.S. Small Cap Fund	12,121,637	2,441,128	(1,434,329)	110,563	(4,061,879)	9,177,120	971,124	58,085	2,383,043

AZL Enhanced Bond Index Fund	58,465,846	742,112	(6,431,531)	(888,652)	(7,607,302)	44,280,473	4,670,936	716,281	25,832

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	77,791,210	3,165,489	(8,944,378)	(827,297)	(12,381,272)	58,803,752	6,766,830	1,580,972	1,584,516

AZL Gateway Fund	15,879,837	43,110	(1,862,240)	232,801	(2,145,025)	12,148,483	862,206	43,110	—

AZL International Index Fund, Class 2	67,404,093	2,879,143	(7,679,384)	595,525	(13,007,239)	50,192,138	3,289,131	1,554,267	1,324,877

AZL MetWest Total Return Bond Fund	77,636,975	757,691	(7,786,590)	(1,416,061)	(10,404,171)	58,787,844	6,924,363	715,086	42,605

AZL Mid Cap Index Fund, Class 2	20,096,921	3,238,906	(2,447,590)	197,864	(6,055,872)	15,030,229	784,049	115,811	3,123,094

AZL MSCI Emerging Markets Equity Index Fund, Class 2	22,761,576	693,635	(321,860)	23,852	(5,378,752)	17,778,451	2,943,452	264,637	428,998

AZL Russell 1000 Growth Index Fund, Class 2	88,312,742	13,602,823	(313,065)	43,637	(39,636,808)	62,009,329	4,737,153	42,179	13,482,198

AZL Russell 1000 Value Index Fund, Class 2	88,988,474	7,817,652	(15,892,955)	2,732,507	(17,098,194)	66,547,484	5,384,101	896,431	6,921,221

AZL Small Cap Stock Index Fund, Class 2	12,091,075	1,647,440	(1,052,730)	58,396	(3,653,872)	9,090,309	795,303	77,313	1,570,127

PIMCO VIT Income Portfolio	39,472,198	1,196,045	(6,586,712)	(46,409)	(4,093,043)	29,871,947	3,082,760	1,125,913	—

PIMCO VIT Low Duration Portfolio	39,176,597	537,565	(7,696,055)	(396,726)	(2,260,421)	29,360,960	3,097,148	537,566	—

PIMCO VIT Total Return Portfolio	77,857,428	1,707,186	(8,089,479)	(1,376,315)	(11,064,003)	59,034,817	6,574,033	1,707,185	—

	$746,084,613	$45,043,501	$(82,142,625)	$(139,783)	$(150,743,393)	$558,032,181	54,339,725	$10,111,889	$34,783,036

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

10

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2022

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$558,032,181	$—	$—	$558,032,181

Total Investment Securities	558,032,181	—	—	558,032,181

Other Financial Instruments:*
Futures Contracts	(125,220)	—	—	(125,220)

Total Investments	$557,906,961	$—	$—	$557,906,961

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Fusion Balanced Fund	$45,043,501	$82,142,625

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

11

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2022

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $598,205,828. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,078,575
Unrealized (depreciation)	(50,252,222)

Net unrealized appreciation/(depreciation)	$(40,173,647)

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Balanced Fund	16,011,158	25,319,817	$41,330,975

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Balanced Fund	$17,895,771	$–	$17,895,771

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Fusion Balanced Fund	$14,540,099	$27,736,574	$—	$(40,173,647)	$2,103,026

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

12

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2022

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL MVP Balanced Index Strategy Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fusion Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fusion Balanced Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 10.72% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $25,319,817.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

17

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40%. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% against peers.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no

18

uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

20

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP FusionSM Conservative Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 14

Other Federal Income Tax Information
Page 15

Other Information
Page 16

Approval of Investment Advisory Agreement
Page 17

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP FusionSM Conservative Fund Review (Unaudited)

Allianz Investment Management LLC serves as Manager for the AZL® MVP FusionSM Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP FusionSM Conservative (the “Fund”) returned (14.15)%. That compared to a (18.11)%, (13.01)% and an (14.64)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Conservative Composite Index, respectively.1

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its composite benchmark during the 12-month period. Its allocation to developed non-U.S. contributed to performance and emerging market non-U.S. equities detracted from performance as these are not included in its composite benchmark. In addition, the Fund’s performance compared to the composite benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which surpassed large cap U.S. equities. The Fund’s overweight exposure to U.S. value stocks compared to growth stocks contributed, as growth stocks underperformed during the year.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process slightly detracted from the Fund’s performance during 2022.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MVP FusionSM Conservative Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® MVP FusionSM Conservative Fund	(14.15)%	(1.52)%	0.86%	3.04%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Conservative Composite	(14.64)%	1.36%	3.68%	5.24%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® MVP FusionSM Conservative Fund	0.95%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.15% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.35% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.24%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Conservative Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (35%) S&P 500 and (65%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Fusion Conservative Fund	$1,000.00	$989.90	$1.10	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Fusion Conservative Fund	$1,000.00	$1,024.10	$1.12	0.22%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	62.3%

Domestic Equity Funds	23.5

International Equity Funds	9.7

Total Investment Securities	95.5

Net other assets (liabilities)	4.5

Net Assets	100.0%

3

AZL MVP Fusion Conservative Fund

Schedule of Portfolio Investments

December 31, 2022

Shares			Value
Affiliated Investment Companies (95.5%):
Domestic Equity Funds (23.5%):
	240,728	AZL DFA U.S. Core Equity Fund	$ 2,953,729
	179,719	AZL DFA U.S. Small Cap Fund	1,698,343
	184,574	AZL Gateway Fund	2,600,653
	175,921	AZL Mid Cap Index Fund, Class 2	3,372,398
	1,010,078	AZL Russell 1000 Growth Index Fund, Class 2	13,221,924
	1,115,102	AZL Russell 1000 Value Index Fund, Class 2	13,782,660
	182,842	AZL Small Cap Stock Index Fund, Class 2	2,089,887

			39,719,594

Fixed Income Funds (62.3%):
	1,751,019	AZL Enhanced Bond Index Fund	16,599,658
	2,539,913	AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	22,071,843
	2,602,878	AZL MetWest Total Return Bond Fund	22,098,434

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Shares			Value
Affiliated Investment Companies, continued
Fixed Income Funds, continued
	1,061,780	PIMCO VIT Income Portfolio	$10,288,651
	1,260,928	PIMCO VIT Low Duration Portfolio	11,953,598
	2,463,891	PIMCO VIT Total Return Portfolio	22,125,739

			105,137,923

International Equity Funds (9.7%):
	462,216	AZL DFA International Core Equity Fund	4,330,965
	615,025	AZL International Index Fund, Class 2	9,385,283
	433,428	AZL MSCI Emerging Markets Equity Index Fund, Class 2	2,617,905

			16,334,153

	Total Affiliated Investment Companies (Cost $175,588,651)		161,191,670

	Total Investment Securities Cost $175,588,651) — 95.5%(a)		161,191,670
	Net other assets (liabilities) — 4.5%		7,595,084

	Net Assets — 100.0%		$168,786,754

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	13	$ 2,509,650	$ 57
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	44	4,941,063	(47,280)

				$ (47,223)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Conservative Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$175,588,651

Investments in affiliates, at value	$161,191,670
Deposit at broker for futures contracts collateral	7,619,176
Interest and dividends receivable	182,654
Receivable for investments sold	39,015
Receivable for variation margin on futures contracts	153
Prepaid expenses	1,589

Total Assets	169,034,257

Liabilities:
Cash overdraft	39,010
Payable for investments purchased	161,400
Payable for capital shares redeemed	24,419
Management fees payable	21,829
Administration fees payable	450
Custodian fees payable	25
Administrative and compliance services fees payable	24
Transfer agent fees payable	39
Trustee fees payable	61
Other accrued liabilities	246

Total Liabilities	247,503

Net Assets	$168,786,754

Net Assets Consist of:
Paid in capital	$179,984,737
Total distributable earnings	(11,197,983)

Net Assets	$168,786,754

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,050,341
Net Asset Value (offering and redemption price per share)	$9.90

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$3,125,432
Interest	126,566
Dividends from non-affiliates	112

Total Investment Income	3,252,110

Expenses:
Management fees	376,979
Administration fees	65,511
Custodian fees	2,706
Administrative and compliance services fees	2,684
Transfer agent fees	5,607
Trustee fees	10,762
Professional fees	9,050
Shareholder reports	5,203
Other expenses	2,869

Total expenses	481,371
Less Management fees contractually waived	(94,246)

Net expenses	387,125

Net Investment Income/(Loss)	2,864,985

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	(1,253,032)
Net realized gains distributions from affiliated underlying funds	7,583,338
Net realized gains/(losses) on futures contracts	(1,494,726)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(38,140,813)
Change in net unrealized appreciation/depreciation on futures contracts	(184,228)

Net realized and Change in net unrealized gains/losses on investments	(33,489,461)

Change in Net Assets Resulting From Operations	$(30,624,476)

See accompanying notes to the financial statements.

5

AZL MVP Fusion Conservative Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,864,985	$2,674,716
Net realized gains/(losses) on investments	4,835,580	16,146,670
Change in unrealized appreciation/depreciation on investments	(38,325,041)	(4,710,756)

Change in net assets resulting from operations	(30,624,476)	14,110,630

Distributions to Shareholders:
Distributions	(11,461,610)	(5,520,754)

Change in net assets resulting from distributions to shareholders	(11,461,610)	(5,520,754)

Capital Transactions:
Proceeds from shares issued	7,466,757	22,638,031
Proceeds from dividends reinvested	11,461,610	5,520,754
Value of shares redeemed	(35,655,263)	(49,266,734)

Change in net assets resulting from capital transactions	(16,726,896)	(21,107,949)

Change in net assets	(58,812,982)	(12,518,073)
Net Assets:
Beginning of period	227,599,736	240,117,809

End of period	$ 168,786,754	$ 227,599,736

Share Transactions:
Shares issued	667,588	1,843,209
Dividends reinvested	1,184,051	455,884
Shares redeemed	(3,220,644)	(4,002,802)

Change in shares	(1,369,005)	(1,703,709)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net Asset Value, Beginning of Period	$12.36	$11.93	$11.96	$11.16	$12.23

Investment Activities:
Net Investment Income/(Loss)	0.17 (a)	0.14 (a)	0.23 (a)	0.25 (a)	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	(1.94)	0.59	0.31	1.24	(0.67)

Total from Investment Activities	(1.77)	0.73	0.54	1.49	(0.44)

Distributions to Shareholders From:
Net Investment Income	(0.32)	(0.30)	(0.27)	(0.30)	(0.17)
Net Realized Gains	(0.37)	—	(0.30)	(0.39)	(0.46)

Total Dividends	(0.69)	(0.30)	(0.57)	(0.69)	(0.63)

Net Asset Value, End of Period	$9.90	$12.36	$11.93	$11.96	$11.16

Total Return (b)	(14.15)%	6.15%	4.79%	13.54%	(3.75)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$168,787	$227,600	$240,118	$249,093	$235,129
Net Investment Income/(Loss)	1.52%	1.14%	1.96%	2.11%	1.83%
Expenses Before Reductions*(c)	0.26%	0.24%	0.25%	0.25%	0.24%
Expenses Net of Reductions*	0.21%	0.19%	0.25%	0.25%	0.24%
Portfolio Turnover Rate	9%	15%	17%	21%	16%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Conservative Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL MVP FIAM Multi-Strategy Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.
Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

8

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2022

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $6.7 million, and the monthly average notional amount for short contracts was $11.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk
Futures Contracts	Receivable for variation margin on futures contracts*	$57	Payable for variation margin on futures contracts*	$—
Interest Rate Risk
Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	47,280

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(691,646)	$(59,721)
Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	(803,080)	(124,507)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MVP Fusion Conservative Fund	0.20%	0.35%

9

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2022

* The Manager waived, prior to any application of expense limit, the management fee to 0.15% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager waived in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/ reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA International Core Equity Fund	$ 5,768,878	$572,041	$ (792,181)	$ 22,881	$ (1,240,654)	$ 4,330,965	462,216	$ 114,289	$ 384,122

AZL DFA U.S. Core Equity Fund	4,043,677	492,810	(577,519)	93,775	(1,099,014)	2,953,729	240,728	23,816	403,500

AZL DFA U.S. Small Cap Fund	2,308,939	495,873	(361,622)	(20,579)	(724,268)	1,698,343	179,719	11,076	454,406

AZL Enhanced Bond Index Fund	22,145,524	317,637	(2,701,777)	(322,555)	(2,839,171)	16,599,658	1,751,019	272,600	9,831

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	29,547,272	1,332,873	(3,866,254)	(371,687)	(4,570,361)	22,071,843	2,539,913	601,471	602,820

AZL Gateway Fund	3,429,976	21,158	(449,808)	58,731	(459,404)	2,600,653	184,574	9,244	—

AZL International Index Fund, Class 2	12,593,893	895,334	(1,816,099)	(94,202)	(2,193,643)	9,385,283	615,025	293,540	250,217

AZL MetWest Total Return Bond Fund	29,522,395	437,497	(3,449,576)	(531,840)	(3,880,042)	22,098,434	2,602,878	272,405	16,230

AZL Mid Cap Index Fund, Class 2	4,620,535	857,895	(783,881)	48,151	(1,370,302)	3,372,398	175,921	26,331	710,069

AZL MSCI Emerging Markets Equity Index Fund, Class 2	3,429,809	252,151	(296,394)	25,610	(793,271)	2,617,905	433,428	39,150	63,466

AZL Russell 1000 Growth Index Fund, Class 2	18,402,908	5,562,827	(2,514,165)	(164,241)	(8,065,405)	13,221,924	1,010,078	8,958	2,863,383

AZL Russell 1000 Value Index Fund, Class 2	18,552,106	2,601,343	(4,406,624)	614,064	(3,578,229)	13,782,660	1,115,102	188,453	1,455,023

AZL Small Cap Stock Index Fund, Class 2	2,893,033	475,219	(440,229)	37,686	(875,822)	2,089,887	182,842	18,232	370,271

PIMCO VIT Income Portfolio	13,656,413	411,581	(2,348,228)	(15,017)	(1,391,943)	10,288,651	1,061,780	387,426	—

PIMCO VIT Low Duration Portfolio	15,816,060	218,210	(3,022,582)	(141,842)	(916,248)	11,953,598	1,260,928	216,802	—

PIMCO VIT Total Return Portfolio	29,598,029	801,436	(3,638,723)	(491,967)	(4,143,036)	22,125,739	2,463,891	641,639	—

	$ 216,329,447	$ 15,745,885	$ (31,465,662)	$ (1,253,032)	$ (38,140,813)	$ 161,191,670	1 6,280,042	$ 3,125,432	$ 7,583,338

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

10

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2022

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

● Level 1 -	quoted prices in active markets for identical assets
● Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
● Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$161,191,670	$—	$—	$161,191,670

Total Investment Securities	161,191,670	—	—	161,191,670

Other Financial Instruments:*
Futures Contracts	(47,223)	—	—	(47,223)

Total Investments	$161,144,447	$—	$—	$161,144,447

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Fusion Conservative Fund	$15,745,885	$31,465,662

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

11

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2022

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $179,158,465. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$491,581
Unrealized (depreciation)	(18,458,376)

Net unrealized appreciation/(depreciation)	$(17,966,795)

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Conservative Fund	$5,294,198	$6,167,412	$11,461,610

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Conservative Fund	$5,520,754	$–	$5,520,754

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

12

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2022

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)

AZL MVP Fusion Conservative Fund	$4,140,585	$5,144,680	$—	$(17,966,795)	$(8,681,530)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund.

Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL MVP FIAM Multi-Strategy Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fusion Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fusion Conservative Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 13.51% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $6,167,412.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

17

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

18

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

20

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP FusionSM Moderate Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP FusionSM Moderate Fund Review (Unaudited)

Allianz Investment Management

LLC serves as the Manager for the AZL® MVP FusionSM Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP FusionSM Moderate Fund (the “Fund”) returned (15.39)%. That compared to a (18.11)%, (13.01)% and a (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 50% and 70% of its assets in equity funds and 30% to 50% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by

0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its composite benchmark during the 12-month period. Its off-benchmark allocation to developed market non- U.S. equities contributed to performance, as these outpaced U.S. equities. In addition, the Fund’s performance compared to the composite benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The Fund’s overweight exposure to U.S. value stocks compared to growth stocks contributed to performance, as growth stocks underperformed during the year.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process slightly detracted from the Fund’s performance during 2022.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MVP FusionSM Moderate Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® MVP FusionSM Moderate Fund	(15.39)%	(0.58)%	1.52%	4.22%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Moderate Composite Index	(15.91)%	4.00%	6.07%	8.14%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP FusionSM Moderate Fund	0.94%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.15% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.30% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Fusion Moderate Fund	$1,000.00	$1,000.20	$0.86	0.17%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Fusion Moderate Fund	$1,000.00	$1,024.35	$0.87	0.17%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Funds	38.3%

Domestic Equity Funds	38.1

International Equity Funds	19.3

Total Investment Securities	95.7

Net other assets (liabilities)	4.3

Net Assets	100.0%

3

AZL MVP Fusion Moderate Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (95.7%):
Domestic Equity Funds (38.1%):
5,063,007	AZL DFA U.S. Core Equity Fund	$62,123,098
2,632,761	AZL DFA U.S. Small Cap Fund	24,879,590
2,460,165	AZL Gateway Fund	34,663,722
2,543,175	AZL Mid Cap Index Fund, Class 2	48,752,659
11,813,795	AZL Russell 1000 Growth Index Fund, Class 2	154,642,579
13,313,866	AZL Russell 1000 Value Index Fund, Class 2	164,559,389
2,168,732	AZL Small Cap Stock Index Fund, Class 2	24,788,609

		514,409,646

Fixed Income Funds (38.3%):
8,977,352	AZL Enhanced Bond Index Fund	85,105,293
12,882,017	AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	111,944,728
13,180,673	AZL MetWest Total Return Bond Fund	111,903,911

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Shares		Value
Affiliated Investment Companies, continued
Fixed Income Funds, continued
5,702,467	PIMCO VIT Income Portfolio	$55,256,908
4,333,614	PIMCO VIT Low Duration Portfolio	41,082,662
12,516,753	PIMCO VIT Total Return Portfolio	112,400,444

		517,693,946

International Equity Funds (19.3%):
7,380,232	AZL DFA International Core Equity Fund	69,152,775
8,962,732	AZL International Index Fund, Class 2	136,771,296
9,101,157	AZL MSCI Emerging Markets Equity Index Fund, Class 2	54,970,988

		260,895,059

Total Affiliated Investment Companies
(Cost $1,336,360,973)		1,292,998,651

Total Investment Securities
(Cost $1,336,360,973) — 95.7%(a)		1,292,998,651
Net other assets (liabilities) — 4.3%		57,901,787

Net Assets — 100.0%		$1,350,900,438

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	181	$34,942,050	$412
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	207	23,245,453	(229,155)

				$(228,743)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Moderate Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$1,336,360,973

Investments in affiliates, at value	$1,292,998,651
Deposit at broker for futures contracts collateral	58,044,356
Interest and dividends receivable	921,004
Receivable for capital shares issued	13,563
Receivable for affiliated investments sold	588,110
Receivable for variation margin on futures contracts	863
Prepaid expenses	50,339

Total Assets	1,352,616,886

Liabilities:
Cash overdraft	588,010
Payable for investments purchased	758,320
Payable for capital shares redeemed	195,656
Management fees payable	174,462

Total Liabilities	1,716,448

Net Assets	$1,350,900,438

Net Assets Consist of:
Paid in capital	$1,339,434,660
Total distributable earnings	11,465,778

Net Assets	$1,350,900,438

Shares of beneficial interest (unlimited number of shares authorized, no par value)	144,750,285
Net Asset Value (offering and redemption price per share)	$9.33

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$22,447,968
Interest	972,337
Dividends from non-affiliates	15

Total Investment Income	23,420,320

Expenses:
Management fees	3,027,175
Administration fees	74,120
Custodian fees	8,234
Administrative and compliance services fees	20,767
Transfer agent fees	5,974
Trustee fees	82,824
Professional fees	69,669
Shareholder reports	36,738
Other expenses	22,964

Total expenses	3,348,465
Less Management fees contractually waived	(756,808)

Net expenses	2,591,657

Net Investment Income/(Loss)	20,828,663

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	(342,247)
Net realized gains distributions from affiliated underlying funds	94,266,035
Net realized gains/(losses) on futures contracts	(16,239,156)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(370,947,690)
Change in net unrealized appreciation/depreciation on futures contracts	(1,414,313)

Net realized and Change in net unrealized gains/losses on investments	(294,677,371)

Change in Net Assets Resulting From Operations	$(273,848,708)

See accompanying notes to the financial statements.

5

AZL MVP Fusion Moderate Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$20,828,663	$19,108,158
Net realized gains/(losses) on investments	77,684,632	140,772,455
Change in unrealized appreciation/depreciation on investments	(372,362,003)	38,699,650

Change in net assets resulting from operations	(273,848,708)	198,580,263

Distributions to Shareholders:
Distributions	(103,099,048)	(38,601,462)

Change in net assets resulting from distributions to shareholders	(103,099,048)	(38,601,462)

Capital Transactions:
Proceeds from shares issued	1,443,421	4,491,735
Proceeds from dividends reinvested	103,099,047	38,601,462
Value of shares redeemed	(208,704,578)	(264,486,763)

Change in net assets resulting from capital transactions	(104,162,110)	(221,393,566)

Change in net assets	(481,109,866)	(61,414,765)
Net Assets:
Beginning of period	1,832,010,304	1,893,425,069

End of period	$1,350,900,438	$1,832,010,304

Share Transactions:
Shares issued	138,907	394,315
Dividends reinvested	11,404,762	3,345,014
Shares redeemed	(20,206,786)	(22,707,643)

Change in shares	(8,663,117)	(18,968,314)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value, Beginning of Period	$11.94	$10.98	$11.16	$10.31	$11.97

Investment Activities:
Net Investment Income/(Loss)	0.14 (a)	0.12 (a)	0.19 (a)	0.20 (a)	0.21
Net Realized and Unrealized Gains/(Losses) on Investments	(2.00)	1.09	0.26	1.53	(0.93)

Total from Investment Activities	(1.86)	1.21	0.45	1.73	(0.72)

Distributions to Shareholders From:
Net Investment Income	(0.25)	(0.25)	(0.23)	(0.29)	(0.14)
Net Realized Gains	(0.50)	—	(0.40)	(0.59)	(0.80)

Total Dividends	(0.75)	(0.25)	(0.63)	(0.88)	(0.94)

Net Asset Value, End of Period	$9.33	$11.94	$10.98	$11.16	$10.31

Total Return (b)	(15.39)%	11.09%	4.54%	17.31%	(6.46)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,350,900	$1,832,010	$1,893,425	$2,032,770	$1,953,730
Net Investment Income/(Loss)	1.38%	1.01%	1.84%	1.81%	1.66%
Expenses Before Reductions*(c)	0.22%	0.22%	0.22%	0.22%	0.22%
Expenses Net of Reductions*	0.17%	0.17%	0.22%	0.22%	0.22%
Portfolio Turnover Rate	8%	10%	18%	12%	18%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Moderate Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL MVP DFA Multi-Strategy Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $43.4 million, and the monthly average notional amount for short contracts was $89.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$412	Payable for variation margin on futures contracts*	$—
Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	229,155

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized		Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts		$(12,466,951)		$(801,861)
Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(3,772,205)		(612,452)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MVP Fusion Moderate Fund	0.20%	0.30%

* The Manager waived, prior to any application of expense limit, the management fee to 0.15% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

9

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager waived in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL DFA International Core Equity Fund	$93,180,597	$8,029,729	$(12,182,810)	$1,331,696	$(21,206,437)	$69,152,775	7,380,232	$1,841,271	$6,188,458
AZL DFA U.S. Core Equity Fund	84,150,832	8,877,306	(9,785,575)	2,107,688	(23,227,153)	62,123,098	5,063,007	494,767	8,382,539

AZL DFA U.S. Small Cap Fund	33,221,577	6,605,764	(4,185,530)	395,614	(11,157,835)	24,879,590	2,632,761	157,180	6,448,584

AZL Enhanced Bond Index Fund	114,082,224	1,422,444	(13,877,420)	(2,332,757)	(14,189,198)	85,105,293	8,977,352	1,372,931	49,513

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	150,037,904	6,010,934	(18,747,443)	(2,333,470)	(23,023,197)	111,944,728	12,882,017	3,002,102	3,008,831
AZL Gateway Fund	46,426,902	123,370	(6,323,885)	688,105	(6,250,770)	34,663,722	2,460,165	123,370	—

AZL International Index Fund, Class 2	185,015,693	7,874,007	(22,081,098)	1,771,874	(35,809,180)	136,771,296	8,962,732	4,250,677	3,623,330

AZL MetWest Total Return Bond Fund	149,740,460	1,438,795	(16,541,457)	(3,474,482)	(19,259,405)	111,903,911	13,180,673	1,357,888	80,906

AZL Mid Cap Index Fund, Class 2	65,527,708	10,435,456	(8,215,370)	882,632	(19,877,767)	48,752,659	2,543,175	373,133	10,062,322

AZL MSCI Emerging Markets Equity Index Fund, Class 2	69,388,891	2,144,719	—	—	(16,562,622)	54,970,988	9,101,157	818,257	1,326,462

AZL Russell 1000 Growth Index Fund, Class 2	219,697,935	33,727,905	(52,291)	17,282	(98,748,252)	154,642,579	11,813,795	105,189	33,622,716

AZL Russell 1000 Value Index Fund, Class 2	221,679,438	19,428,192	(40,702,509)	4,748,649	(40,594,381)	164,559,389	13,313,866	2,227,782	17,200,412

AZL Small Cap Stock Index Fund, Class 2	32,993,204	4,482,312	(2,864,779)	166,349	(9,988,477)	24,788,609	2,168,732	210,351	4,271,962

PIMCO VIT Income Portfolio	73,715,110	2,227,499	(12,807,449)	(414,227)	(7,333,145)	55,256,908	5,702,467	2,096,619	—

PIMCO VIT Low Duration Portfolio	52,466,332	752,869	(8,439,480)	(557,048)	(3,140,011)	41,082,662	4,333,614	752,869	—

PIMCO VIT Total Return Portfolio	150,165,203	3,263,581	(17,108,328)	(3,340,152)	(20,579,860)	112,400,444	12,516,753	3,263,582	—

	$1,741,490,010	$116,844,882	$(193,915,424)	$(342,247)	$(370,947,690)	$1,292,998,651	123,032,498	$22,447,968	$94,266,035

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

10

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2022

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,292,998,651	$—	$—	$1,292,998,651

Total Investment Securities	1,292,998,651	—	—	1,292,998,651

Other Financial Instruments:*
Futures Contracts	(228,743)	—	—	(228,743)

Total Investments	$1,292,769,908	$—	$—	$1,292,769,908

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Fusion Moderate Fund	$116,844,882	$193,915,424

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

11

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2022

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,367,881,290. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$30,167,702
Unrealized (depreciation)	(105,050,341)

Net unrealized appreciation/(depreciation)	$(74,882,639)

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Moderate Fund	$34,229,656	$68,869,392	$103,099,048

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Fusion Moderate Fund	$38,601,462	$–	$38,601,462

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Fusion Moderate Fund	$34,631,139	$81,695,825	$—	$(74,882,639)	$41,444,325

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, straddles and mark-to-market of futures contracts.

12

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2022

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund. As of December 31, 2022, the Fund had a controlling interest (in excess of 50%) in the AZL MetWest Total Return Bond Fund, which is affiliated with the Manager.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL MVP DFA Multi-Strategy Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Fusion Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Fusion Moderate Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 22.88% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $68,869,392.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

17

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

18

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

20

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP Global Balanced Index Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Global Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Global Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL MVP Global Balanced Index Strategy Fund (the “Fund”) returned (16.09)%. That compared to (17.73)%, (19.74)%, (13.01)% and (15.27)% total return for its benchmarks, the MSCI World Index, the MSCI Emerging Markets Index, the Bloomberg U.S. Aggregate Bond Index, and the Global Balanced Composite Index, respectively.1

The Fund is a fund of funds that pursues broad global diversification. The two equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the MSCI World Index, which represents shares of large- and mid-cap companies in developed market countries, and the MSCI Emerging Markets Index, which represents shares of large- and mid-cap companies in foreign emerging markets countries. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg U.S. Aggregate Bond Index.

Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying fixed income fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2022. Both the equity and fixed income allocations underperformed their respective blended benchmarks primarily due to the underlying funds’ fees. However, the Fund’s fixed income allocation benefited from security selection, particularly in mortgage-backed securities.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process did slightly detract from the Fund’s performance during 2022.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® MVP Global Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund seeks long-term capital appreciation with preservation of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of Underlying Funds, which are managed by the manager, combined with the MVP risk management process.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years

AZL® MVP Global Balanced Index Strategy Fund	(16.09)%	(0.76)%	1.36%	3.53%

Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%

Global Balanced Composite Index	(15.27)%	1.56%	3.43%	5.12%

MSCI Emerging Markets Index (gross of withholding taxes)	(19.74)%	(2.34)%	(1.03)%	1.81%

MSCI Emerging Markets Index (net of withholding taxes)	(20.09)%	(2.69)%	(1.40)%	1.44%

MSCI World Index (gross of withholding taxes)	(17.73)%	5.45%	6.69%	9.44%

MSCI World Index (net of withholding taxes)	(18.14)%	4.94%	6.14%	8.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Global Balanced Index Strategy Fund	0.79%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance measured against the Morgan Stanley Capital International, Europe World Index (“MSCI World Index”), the Morgan Stanley Capital International, Europe Emerging Markets (“MSCI EM Index”), the Bloomberg U.S. Aggregate Bond Index, and the Global Balanced Composite Index (“Composite“). The MSCI World Index is a broad global equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The MSCI EM Index captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (45%) MSCI World Index; (5%) MSCI EM Index; and (50%) Bloomberg U.S. Aggregate Bond Index. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as Investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.

AZL MVP Global Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Global Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Global Balanced Index Strategy Fund	$1,000.00	$986.50	$0.70	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Global Balanced Index Strategy Fund	$1,000.00	$1,024.50	$0.71	0.14%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Fixed Income Fund	47.7%

International Equity Funds	47.7%

Private Placements	0.1

Common Stocks	—†

Corporate Bonds	—†

Convertible Bond	—†

Total Investment Securities	95.5

Net other assets (liabilities)	4.5

Net Assets	100.0%

†	Represents less than 0.05%.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

United States	95.5%

Australia	— †

India	— †

Total Investment Securities	95.5

Net other assets (liabilities)	4.5

Net Assets	100.0%

AZL MVP Global Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (0.0%†):
Materials (0.0%†):
145,123	Grand Rounds, Inc., Series C(a)(b)	$163,989

Paper & Forest Products (0.0%†):
386,370	Quintis Pty, Ltd.(a)(b)	3

	Total Common Stocks (Cost $653,277)	163,992

Private Placements (0.1%):
Household Durables (0.0%†):
23,389	Jawbone, 0.00%(a)(b)	—

Internet Software & Services (0.1%):
5,547	Lookout, Inc., 0.00%(a)(b)	20,246
63,925	Lookout, Inc. Preferred Shares, Series F, 0.00%(a)(b)	352,227

		372,473

	Total Private Placements (Cost $485,378)	372,473

Principal Amount
Convertible Bond (0.0%†):
Food Products (0.0%†):
$400,000	REI Agro, Ltd., Registered Shares, 5.50%, 12/8/19(a)(b)(c)	—

Total Convertible Bond (Cost $—)		—

†	Represents less than 0.05%.
(a)	Security was valued using significant unobservable inputs as of December 31, 2022.
(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.
(c)	Defaulted bond.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Principal Amount		Value
Corporate Bonds (0.0%†):
Paper & Forest Products (0.0%†):
$52,331	Quintis Pty, Ltd., 7.50%, 10/1/26, Callable 2/6/23 @ 103.38(a)(b)	$52,331
730,672	Quintis Pty, Ltd., 0.00%, 10/1/28, Callable 3/20/23 @ 98(a)(b)	102,075

Total Corporate Bonds (Cost $783,003)		154,406

Shares
Affiliated Investment Companies (95.4%):
Fixed Income Fund (47.7%):
26,045,107	AZL Enhanced Bond Index Fund	246,907,613

International Equity Funds (47.7%):
4,298,988	AZL MSCI Emerging Markets Equity Index Fund, Class 2	25,965,885
17,652,354	AZL MSCI Global Equity Index Fund	220,830,950

		246,796,835

Total Affiliated Investment Companies (Cost $513,502,319)		493,704,448

Total Investment Securities (Cost $515,423,977) — 95.5%(d)		494,395,319
Net other assets (liabilities) — 4.5%		23,483,592

Net Assets — 100.0%		$517,878,911

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	61	$11,776,050	$820
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	104	11,678,875	(114,741)

				$(113,921)

See accompanying notes to the financial statements.

AZL MVP Global Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in non-affiliates, at cost	$1,921,658
Investments in affiliates, at cost	513,502,319

Investments in non-affiliates, at value	$690,871
Investments in affiliates, at value	493,704,448
Deposit at broker for futures contracts collateral	23,487,333
Interest and dividends receivable	66,338
Receivable for investments sold	223,310
Receivable for variation margin on futures contracts	710
Reclaims receivable	55,953
Prepaid expenses	4,780

Total Assets	518,233,743

Liabilities:
Cash overdraft	223,308
Payable for capital shares redeemed	51,486
Management fees payable	44,554
Administration fees payable	9,560
Custodian fees payable	1,390
Administrative and compliance services fees payable	1,499
Transfer agent fees payable	808
Trustee fees payable	3,745
Other accrued liabilities	18,482

Total Liabilities	354,832

Net Assets	$517,878,911

Net Assets Consist of:
Paid in capital	$564,538,779
Total distributable earnings	(46,659,868)

Net Assets	$517,878,911

Shares of beneficial interest (unlimited number of shares authorized, no par value)	54,850,645
Net Asset Value (offering and redemption price per share)	$9.44

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$7,168,214
Interest	380,359
Dividends from non-affiliates	40
Foreign withholding tax	(14,596)

Total Investment Income	7,534,017

Expenses:
Management fees	575,974
Administration fees	67,420
Custodian fees	13,064
Administrative and compliance services fees	8,046
Transfer agent fees	5,659
Trustee fees	32,161
Professional fees	27,101
Shareholder reports	23,359
Other expenses	8,912

Total expenses	761,696

Net Investment Income/(Loss)	6,772,321

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	35,596
Net realized gains/(losses) on affiliated underlying funds	(3,218,421)
Net realized gains distributions from affiliated underlying funds	17,849,868
Net realized gains/(losses) on futures contracts	(4,012,564)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(1,308,478)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(123,701,538)
Change in net unrealized appreciation/depreciation on futures contracts	(544,268)

Net realized and Change in net unrealized gains/losses on investments	(114,899,805)

Change in Net Assets Resulting From Operations	$(108,127,484)

See accompanying notes to the financial statements.

AZL MVP Global Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$6,772,321	$4,331,659
Net realized gains/(losses) on investments	10,654,479	40,077,421
Change in unrealized appreciation/depreciation on investments	(125,554,284)	10,489,059

Change in net assets resulting from operations	(108,127,484)	54,898,139

Distributions to Shareholders:
Distributions	(44,561,908)	(51,326,070)

Change in net assets resulting from distributions to shareholders	(44,561,908)	(51,326,070)

Capital Transactions:
Proceeds from shares issued	1,117,253	1,510,549
Proceeds from dividends reinvested	44,561,908	51,326,070
Value of shares redeemed	(66,319,575)	(82,125,254)

Change in net assets resulting from capital transactions	(20,640,414)	(29,288,635)

Change in net assets	(173,329,806)	(25,716,566)
Net Assets:
Beginning of period	691,208,717	716,925,283

End of period	$517,878,911	$691,208,717

Share Transactions:
Shares issued	103,568	121,489
Dividends reinvested	4,838,426	4,298,666
Shares redeemed	(6,242,472)	(6,486,089)

Change in shares	(1,300,478)	(2,065,934)

See accompanying notes to the financial statements.

AZL MVP Global Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019†		Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$12.31	$12.31	$12.99	$11.62		$12.59

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.08 (a)	0.19 (a)	0.18	(a)	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	(2.12)	0.89	0.73	1.68		(0.90)

Total from Investment Activities	(2.00)	0.97	0.92	1.86		(0.72)

Distributions to Shareholders From:
Net Investment Income	(0.32)	(0.20)	(1.22)	(0.23)		(0.18)
Net Realized Gains	(0.55)	(0.77)	(0.38)	(0.26)		(0.07)

Total Dividends	(0.87)	(0.97)	(1.60)	(0.49)		(0.25)

Net Asset Value, End of Period	$9.44	$12.31	$12.31	$12.99		$11.62

Total Return (b)	(16.09)%	8.05%	7.81%	16.20%		(5.77)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$517,879	$691,209	$716,925	$763,705		$735,489
Net Investment Income/(Loss)	1.18%	0.61%	1.49%	1.40%		1.43%
Expenses Before Reductions*(c)	0.13%	0.13%	0.13%	0.66%		0.69%
Expenses Net of Reductions*	0.13%	0.13%	0.13%	0.66%		0.69%
Portfolio Turnover Rate	5%	5%	9%	103	%(d)	39%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
†

The amounts shown, where applicable, are consolidated through December 6, 2019. (Prior to December 6, 2019, the Fund primarily invested in shares of a wholly-owned and controlled subsidiary of the Fund.)

(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover increased significantly during the year due to a change in investment strategy of the Fund.

See accompanying notes to the financial statements.

AZL MVP Global Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Global Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

AZL MVP Global Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $17.7 million, and the monthly average notional amount for short contracts was $40.8 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$820	Payable for variation margin on futures contracts*	$—

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$114,741

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$(2,213,623)	$(248,094)

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(1,798,941)	(296,174)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Global Balanced Index Strategy Fund	0.10%	0.15%

AZL MVP Global Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$ 323,676,941	$ 4,253,739	$ (33,999,228)	$ (4,951,460)	$ (42,072,379)	$ 246,907,613	26,045,107	$ 4,010,631	$ 144,638
AZL MSCI Emerging Markets Equity Index Fund, Class 2	34,089,504	1,020,079	(1,270,190)	22,137	(7,895,645)	25,965,885	4,298,988	389,182	630,897
AZL MSCI Global Equity Index Fund, Class 2	297,133,346	20,349,654	(24,629,438)	1,710,902	(73,733,514)	220,830,950	17,652,354	2,768,401	17,074,333

	$ 654,899,791	$ 25,623,472	$ (59,898,856)	$ (3,218,421)	$ (123,701,538)	$ 493,704,448	47,996,449	$ 7,168,214	$ 17,849,868

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in

AZL MVP Global Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$—	$—	$163,992	$163,992
Private Placements+	—	—	372,473	372,473
Convertible Bond+	—	—	—#	—
Corporate Bonds+	—	—	154,406	154,406
Affiliated Investment Companies	493,704,448	—	—	493,704,448

Total Investment Securities	493,704,448	—	690,871	494,395,319

Other Financial Instruments:*
Futures Contracts	(113,921)	—	—	(113,921)

Total Investments	$493,590,527	$—	$690,871	$494,281,398

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.
*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Global Balanced Index Strategy Fund	$25,625,485	$59,898,856

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2022 are identified below.

AZL MVP Global Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Grand Rounds, Inc., Series C	3/31/15	$399,608	145,123	$163,989	0.03%

Jawbone	1/24/17	–	23,389	–	0.00%

Lookout, Inc.	3/4/15	3,384	5,547	20,246	0.00%

Lookout, Inc. Preferred Shares, Series F	9/19/14	481,994	63,925	352,227	0.07%

Quintis Pty, Ltd.	10/25/18	253,669	386,370	3	0.00%

Quintis Pty, Ltd., 7.50%, 10/1/26, Callable 2/6/23 @ 103.38	10/25/18	52,331	52,331	52,331	0.01%

Quintis Pty, Ltd., 0.00%, 10/1/28, Callable 2/6/23 @ 98	10/25/18	730,672	730,672	102,075	0.02%

REI Agro, Ltd., Registered Shares, 5.50%, 12/8/19	2/7/12	–	400,000	–	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future

8. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

AZL MVP Global Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 was $517,224,824. The gross unrealized appreciation/(depreciation) on a tax basis was as follows:

Unrealized appreciation	$23,626,314
Unrealized (depreciation)	(46,455,819)

Net unrealized appreciation/(depreciation)	$(22,829,505)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total

AZL MVP Global Balanced Index Strategy Fund	$5,556,638	$13,165,100	$18,721,738

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Global Balanced Index Strategy Fund	$35,754,717	$8,807,191	$44,561,908

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Global Balanced Index Strategy Fund	$37,629,606	$13,696,464	$51,326,070

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Global Balanced Index Strategy Fund	$20,387,494	$—	$(18,721,738)	$(22,830,735)	$(21,164,979)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of futures contracts and straddles.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund. As of December 31, 2022, the Fund had a controlling interest (in excess of 50%) in the AZL MSCI Global Equity Index Fund, which is affiliated with the Manager.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Global Balanced Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Global Balanced Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 2.64% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $19,386,973.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $8,807,191.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.

These Funds are not FDIC Insured.

ANNRPT1222 02/23

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 13

Other Federal Income Tax Information
Page 14

Other Information
Page 15

Approval of Investment Advisory Agreement
Page 16

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP Growth Index Strategy Fund (the “Fund”) returned (15.10)%. That compared to (18.11)%, (13.01)% and (16.71)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Growth Composite Index, respectively.1

The Fund is a fund of funds that pursues broad diversification across four underlying equity portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE Index4. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and 15% to 35% of its assets to the underlying fixed income fund.

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its composite benchmark during the 12-month period. Its off-benchmark allocation to developed market non-U.S. equities contributed to performance, as these outpaced U.S. equities. In addition, the Fund’s performance compared to the composite benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The fixed income allocation detracted slightly from the Fund’s performance relative to its benchmark largely due to the underlying fund’s fees. However, the Fund’s fixed income allocation benefited from security selection, particularly in mortgage-backed securities and investment-grade credit. Allocation to Treasury Inflation Protected Securities (TIPS) also contributed to the Fund’s performance.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP Process did contribute to the Fund’s performance during 2022.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition..

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® MVP Growth Index Strategy Fund	(15.10)%	1.15%	3.14%	6.31%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Growth Composite Index	(16.71)%	5.46%	7.40%	9.83%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Growth Index Strategy Fund	0.68%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (75%) S&P 500 and (25%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Growth Index Strategy Fund	$1,000.00	$1,012.50	$0.61	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.60	$0.61	0.12%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	51.8%

Fixed Income Fund	23.4

International Equity Fund	19.1

Unaffiliated Investment Company	1.0

Total Investment Securities	95.3

Net other assets (liabilities)	4.7

Net Assets	100.0%

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (94.3%):
Domestic Equity Funds (51.8%):
11,318,375	AZL Mid Cap Index Fund, Class 2	$216,973,253
41,560,050	AZL S&P 500 Index Fund, Class 2	704,027,251
9,173,868	AZL Small Cap Stock Index Fund, Class 2	104,857,311

		1,025,857,815

Fixed Income Fund (23.4%):
48,945,266	AZL Enhanced Bond Index Fund	464,001,120

International Equity Fund (19.1%):
24,872,729	AZL International Index Fund, Class 2	379,557,841

Total Affiliated Investment Companies (Cost $1,707,295,973)		1,869,416,776

(a)	The rate represents the effective yield at December 31, 2022.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Shares		Value
Unaffiliated Investment Company (1.0%):
Money Markets (1.0%):
20,671,377	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(a)	$20,671,377

Total Unaffiliated Investment Company (Cost $20,671,377)		20,671,377

Total Investment Securities (Cost $1,727,967,350) — 95.3%(b)		1,890,088,153
Net other assets (liabilities) — 4.7%		92,399,064

Net Assets — 100.0%		$1,982,487,217

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	34	$6,563,700	$149
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	257	28,860,297	(288,228)

				$(288,079)

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in non-affiliates, at cost	$20,671,377
Investments in affiliates, at cost	1,707,295,973

Investments in non-affiliates, at value	20,671,377
Investments in affiliates, at value	$1,869,416,776
Cash	107,116
Deposit at broker for futures contracts collateral	92,275,497
Interest and dividends receivable	327,755
Receivable for affiliated investments sold	1,072,415
Prepaid expenses	17,973

Total Assets	1,983,888,909

Liabilities:
Payable for capital shares redeemed	908,993
Payable for variation margin on futures contracts	240,443
Management fees payable	170,747
Administration fees payable	10,759
Custodian fees payable	2,230
Administrative and compliance services fees payable	5,356
Transfer agent fees payable	855
Trustee fees payable	13,381
Other accrued liabilities	48,928

Total Liabilities	1,401,692

Net Assets	$1,982,487,217

Net Assets Consist of:
Paid in capital	$1,967,980,181
Total distributable earnings	14,507,036

Net Assets	$1,982,487,217

Shares of beneficial interest (unlimited number of shares authorized, no par value)	158,600,352
Net Asset Value (offering and redemption price per share)	$12.50

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$29,880,875
Interest	1,593,962
Dividends from non-affiliates	18,745

Total Investment Income	31,493,582

Expenses:
Management fees	2,186,853
Administration fees	80,797
Custodian fees	9,885
Administrative and compliance services fees	30,392
Transfer agent fees	6,347
Trustee fees	121,387
Professional fees	102,788
Shareholder reports	45,895
Other expenses	33,579

Total expenses	2,617,923

Net Investment Income/(Loss)	28,875,659

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	19,348,268
Net realized gains distributions from affiliated underlying funds	172,808,681
Net realized gains/(losses) on futures contracts	(1,939,966)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(606,773,574)
Change in net unrealized appreciation/depreciation on futures contracts	(2,046,151)

Net realized and Change in net unrealized gains/losses on investments	(418,602,742)

Change in Net Assets Resulting From Operations	$(389,727,083)

See accompanying notes to the financial statements.

5

AZL MVP Growth Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change In Net Assets:
Operations:
Net investment income/(loss)	$28,875,659	$21,820,473
Net realized gains/(losses) on investments	190,216,983	208,301,547
Change in unrealized appreciation/depreciation on investments	(608,819,725)	170,625,447

Change in net assets resulting from operations	(389,727,083)	400,747,467

Distributions to Shareholders:
Distributions	(229,168,242)	(239,202,740)

Change in net assets resulting from distributions to shareholders	(229,168,242)	(239,202,740)

Capital Transactions:
Proceeds from shares issued	4,917,148	9,801,680
Proceeds from dividends reinvested	229,168,242	239,202,741
Value of shares redeemed	(274,271,436)	(347,022,760)

Change in net assets resulting from capital transactions	(40,186,046)	(98,018,339)

Change in net assets	(659,081,371)	63,526,388
Net Assets:
Beginning of period	2,641,568,588	2,578,042,200

End of period	$1,982,487,217	$2,641,568,588

Share Transactions:
Shares issued	320,462	583,609
Dividends reinvested	19,002,342	15,139,414
Shares redeemed	(19,312,786)	(20,645,029)

Change in shares	10,018	(4,922,006)

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$16.66	$15.77	$16.02	$13.99	$15.56

Investment Activities:
Net Investment Income/(Loss)	0.19 (a)	0.14 (a)	0.26 (a)	0.26 (a)	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	(2.76)	2.36	0.42	2.55	(1.22)

Total from Investment Activities	(2.57)	2.50	0.68	2.81	(0.96)

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.30)	(0.29)	(0.35)	(0.13)
Net Realized Gains	(1.33)	(1.31)	(0.64)	(0.43)	(0.48)

Total Dividends	(1.59)	(1.61)	(0.93)	(0.78)	(0.61)

Net Asset Value, End of Period	$12.50	$16.66	$15.77	$16.02	$13.99

Total Return (b)	(15.10)%	16.40%	4.73%	20.52%	(6.45)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,982,487	$2,641,569	$2,578,042	$2,722,348	$2,423,165
Net Investment Income/(Loss)	1.32%	0.82%	1.76%	1.67%	1.71%
Expenses Before Reductions*(c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses Net of Reductions*	0.12%	0.12%	0.12%	0.12%	0.12%
Portfolio Turnover Rate	10%	6%	12%	5%	4%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $36.2 million, and the monthly average notional amount for short contracts was $296.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk
Futures Contracts	Receivable for variation margin on futures contracts*	$149	Payable for variation margin on futures contracts*	$—

Interest Rate Risk
Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	288,228

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$1,241,673		$(1,424,567)

Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(3,181,639)		(621,584)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

9

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/ reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$582,601,042	$7,723,150	$(39,528,778)	$(8,025,602)	$(78,768,692)	$464,001,120	48,945,266	$7,454,321	$268,830
AZL International Index Fund, Class 2	511,613,042	21,428,857	(60,381,099)	2,493,515	(95,596,474)	379,557,841	24,872,729	11,568,079	9,860,777
AZL Mid Cap Index Fund, Class 2	305,093,027	48,250,701	(48,257,592)	2,868,960	(90,981,843)	216,973,253	11,318,375	1,725,266	46,525,436
AZL S&P 500 Index Fund, Class 2	957,053,324	105,007,011	(83,137,775)	20,405,470	(295,300,779)	704,027,251	41,560,050	8,181,494	96,825,517
AZL Small Cap Stock Index Fund, Class 2	156,760,310	20,279,835	(27,662,973)	1,605,925	(46,125,786)	104,857,311	9,173,868	951,715	19,328,121

	$2,513,120,745	$202,689,554	$(258,968,217)	$19,348,268	$(606,773,574)	$1,869,416,776	135,870,288	$29,880,875	$172,808,681

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

● Level 1 -	quoted prices in active markets for identical assets
● Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
● Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

10

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,869,416,776	$—	$—	$1,869,416,776
Unaffiliated Investment Company	20,671,377	—	—	20,671,377

Total Investment Securities	1,890,088,153	—	—	1,890,088,153

Other Financial Instruments:*
Futures Contracts	(288,079)	—	—	(288,079)

Total Investments	$1,889,800,074	$—	$—	$1,889,800,074

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Growth Index Strategy Fund	$202,689,554	$258,968,217

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

11

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,768,371,746. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$190,814,106
Unrealized (depreciation)	(69,097,699)

Net unrealized appreciation/(depreciation)	$121,716,407

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Growth Index Strategy Fund	$121,454,400	$107,713,842	$229,168,242

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Growth Index Strategy Fund	$125,623,238	$113,579,502	$239,202,740

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Growth Index Strategy Fund	$38,506,846	$37,753,362	$—	$121,716,407	$197,976,615

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Growth Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Growth Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 10.62% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $84,411,796.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $107,713,842.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or

“fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

16

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the ManagerIn connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

17

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

19

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP Moderate Index Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP Moderate Index Strategy Fund (the “Fund”) returned (15.38)%. That compared to a (18.11)%, (13.01)% and (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that pursues broad diversification across four underlying equity sub-portfolios and one fixed income sub-portfolio. The four equity portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE Index4. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity index funds and 30% to 50% of its assets to the underlying fixed income fund.

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its blended benchmark during the 12-month period. Its off-benchmark allocation to developed market non-U.S. equities contributed, as these outpaced U.S. equities. In addition, the Fund’s performance compared to the blended benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The fixed income allocation detracted slightly from the Fund’s performance relative to its benchmark largely due to the underlying fund’s fees. The Fund’s fixed income allocation benefited from security selection, particularly in mortgage- backed securities and investment-grade credit. Allocation to Treasury Inflation Protected Securities (TIPS) also contributed to the Fund’s performance.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process did contribute to the Fund’s performance during 2022.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® MVP Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Years	5 Years	10 Years
AZL® MVP Moderate Index Strategy Fund	(15.38)%	0.43%	2.63%	5.86%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Moderate Composite Index	(15.91)%	4.00%	6.07%	8.14%
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Moderate Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 -12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,002.80	$0.71	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,024.50	$0.71	0.14%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	42.0%

Fixed Income Fund	38.3

International Equity Fund	15.1

Unaffiliated Investment Company	0.1

Total Investment Securities	95.5

Net other assets (liabilities)	4.5

Net Assets	100.0%

3

AZL MVP Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (95.4%):
Domestic Equity Funds (42.0%):
1,861,765	AZL Mid Cap Index Fund, Class 2	$35,690,028
6,573,142	AZL S&P 500 Index Fund, Class 2	111,349,034
1,549,848	AZL Small Cap Stock Index Fund, Class 2	17,714,768

		164,753,830

Fixed Income Fund (38.3%):
15,809,499	AZL Enhanced Bond Index Fund	149,874,048

International Equity Fund (15.1%):
3,884,159	AZL International Index Fund, Class 2	59,272,264

Total Affiliated Investment Companies (Cost $370,226,270)		373,900,142

(a)	The rate represents the effective yield at December 31, 2022.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Shares		Value
Unaffiliated Investment Company (0.1%):
Money Markets (0.1%):
503,141	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(a)	$503,141
Total Unaffiliated Investment Company (Cost $503,141)		503,141

Total Investment Securities (Cost $370,729,411) — 95.5%(b)		374,403,283
Net other assets (liabilities) — 4.5%		17,540,087

Net Assets — 100.0%		$391,943,370

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	56	$10,810,800	$(222)
U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	64	7,187,000	(73,880)

				$(74,102)

See accompanying notes to the financial statements.

4

AZL MVP Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in non-affiliates, at cost	$503,141
Investments in affiliates, at cost	370,226,270

Investments in non-affiliates, at value	503,141
Investments in affiliates, at value	$373,900,142
Deposit at broker for futures contracts collateral	17,600,470
Interest and dividends receivable	50,442
Receivable for affiliated investments sold	71,882
Prepaid expenses	3,599

Total Assets	392,129,676

Liabilities:
Payable for capital shares redeemed	136,974
Management fees payable	33,757
Administration fees payable	5,467
Custodian fees payable	327
Administrative and compliance services fees payable	659
Transfer agent fees payable	465
Trustee fees payable	1,647
Other accrued liabilities	7,010

Total Liabilities	186,306

Net Assets	$391,943,370

Net Assets Consist of:
Paid in capital	$400,253,454
Total distributable earnings	(8,310,084)

Net Assets	$391,943,370

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,753,854
Net Asset Value (offering and redemption price per share)	$11.61

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$6,005,900
Interest	287,557
Dividends from non-affiliates	506

Total Investment Income	6,293,963

Expenses:
Management fees	435,963
Administration fees	64,138
Custodian fees	2,541
Administrative and compliance services fees	5,882
Transfer agent fees	5,421
Trustee fees	23,534
Professional fees	19,838
Shareholder reports	12,699
Other expenses	6,643

Total expenses	576,659

Net Investment Income/(Loss)	5,717,304

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	1,460,258
Net realized gains distributions from affiliated underlying funds	27,664,688
Net realized gains/(losses) on futures contracts	(3,917,938)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(109,076,784)
Change in net unrealized appreciation/depreciation on futures contracts	(413,207)

Net realized and Change in net unrealized gains/losses on investments	(84,282,983)

Change in Net Assets Resulting From Operations	$(78,565,679)

See accompanying notes to the financial statements.

5

AZL MVP Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,717,304	$4,035,970
Net realized gains/(losses) on investments	25,207,008	41,148,740
Change in unrealized appreciation/depreciation on investments	(109,489,991)	17,688,368

Change in net assets resulting from operations	(78,565,679)	62,873,078

Distributions to Shareholders:
Distributions	(45,166,558)	(45,617,497)

Change in net assets resulting from distributions to shareholders	(45,166,558)	(45,617,497)

Capital Transactions:
Proceeds from shares issued	2,377,791	5,846,960
Proceeds from dividends reinvested	45,166,558	45,617,497
Value of shares redeemed	(55,840,669)	(78,601,729)

Change in net assets resulting from capital transactions	(8,296,320)	(27,137,272)

Change in net assets	(132,028,557)	(9,881,691)
Net Assets:
Beginning of period	523,971,927	533,853,618

End of period	$391,943,370	$523,971,927

Share Transactions:
Shares issued	173,404	367,334
Dividends reinvested	4,018,377	3,067,754
Shares redeemed	(4,239,959)	(4,974,236)

Change in shares	(48,178)	(1,539,148)

See accompanying notes to the financial statements.

6

AZL MVP Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$15.50	$15.11	$14.96	$13.28	$14.68

Investment Activities:
Net Investment Income/(Loss)	0.17 (a)	0.12 (a)	0.26 (a)	0.26 (a)	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	(2.60)	1.70	0.64	2.17	(1.00)

Total from Investment Activities	(2.43)	1.82	0.90	2.43	(0.74)

Distributions to Shareholders From:
Net Investment Income	(0.28)	(0.30)	(0.27)	(0.32)	(0.13)
Net Realized Gains	(1.18)	(1.13)	(0.48)	(0.43)	(0.53)

Total Dividends	(1.46)	(1.43)	(0.75)	(0.75)	(0.66)

Net Asset Value, End of Period	$11.61	$15.50	$15.11	$14.96	$13.28

Total Return (b)	(15.38)%	12.46%	6.44%	18.64%	(5.26)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$391,943	$523,972	$533,854	$534,298	$489,072
Net Investment Income/(Loss)	1.31%	0.76%	1.83%	1.77%	1.73%
Expenses Before Reductions*(c)	0.13%	0.13%	0.13%	0.13%	0.13%
Expenses Net of Reductions*	0.13%	0.13%	0.13%	0.13%	0.13%
Portfolio Turnover Rate	8%	6%	18%	5%	5%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Moderate Index Strategy Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $11.4 million, and the monthly average notional amount for short contracts was $33.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk
Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$222
Interest Rate Risk
Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	73,880

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$(2,860,225)	$(229,970)
Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(1,057,713)	(183,237)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MVP Moderate Index Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

9

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

		Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$195,344,854	$2,533,602	$(19,562,957)	$(3,240,933)	$(25,200,518)	$149,874,048	15,809,499	$2,445,412	$88,191

AZL International Index Fund, Class 2	79,559,857	3,393,602	(9,094,375)	742,165	(15,328,985)	59,272,264	3,884,159	1,831,990	1,561,612

AZL Mid Cap Index Fund, Class 2	48,455,219	7,829,481	(6,406,566)	336,637	(14,524,743)	35,690,028	1,861,765	279,953	7,549,527

AZL S&P 500 Index Fund, Class 2	150,357,182	17,587,842	(13,450,996)	3,580,897	(46,725,891)	111,349,034	6,573,142	1,292,507	15,296,433
AZL Small Cap Stock Index Fund, Class 2	24,282,630	3,324,962	(2,637,669)	41,492	(7,296,647)	17,714,768	1,549,848	156,038	3,168,925

	$497,999,742	$34,669,489	$(51,152,563)	$1,460,258	$(109,076,784)	$373,900,142	29,678,413	$6,005,900	$27,664,688

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

10

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$373,900,142	$—	$—	$373,900,142
Unaffiliated Investment Company	503,141	—	—	503,141

Total Investment Securities	374,403,283	—	—	374,403,283

Other Financial Instruments:*
Futures Contracts	(74,102)	—	—	(74,102)

Total Investments	$374,329,181	$—	$—	$374,329,181

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MVP Moderate Index Strategy Fund	$34,669,489	$51,152,563

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

11

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $375,499,065. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$21,606,021
Unrealized (depreciation)	(22,701,803)

Net unrealized appreciation/(depreciation)	$(1,095,782)

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Moderate Index Strategy Fund	$23,583,961	$21,582,597	$45,166,558

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MVP Moderate Index Strategy Fund	$24,370,056	$21,247,441	$45,617,497

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MVP Moderate Index Strategy Fund	$7,277,589	$5,115,916	$—	$(1,095,782)	$11,297,723

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund.

Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust and Shareholders of

AZL MVP Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 8.64% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $15,058,395.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $21,582,597.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

16

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

17

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

19

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

Annual Report

December 31, 2022

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”) returned (13.71)%. That compared to (18.11)%, (13.01)% and (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”). The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes.

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields and the Federal Reserve’s short-term interest rate increases starting in mid-March.

Although many indexes finished the year above their lowest levels of 2022, many investors remained concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

The equity portion of the Fund modestly outperformed the S&P 500 Index. Meanwhile, its fixed income holdings posted a negative return during the one-year period but strongly outperformed the Bloomberg U.S. Aggregate Bond Index. Within equities, stock selection in consumer discretionary and information technology contributed the most to relative performance. Conversely, energy detracted from relative results due to sector allocation effects.

Within fixed income, the Fund’s above-benchmark exposure to bank loans improved relative results, as the asset class was one of the best performing areas of the fixed income markets during the year.

Overall, the Fund’s exposure to equities decreased during the period, as the Fund trimmed select stocks in the consumer discretionary and utilities sectors. In contrast, the Fund’s overall weight in fixed income increased during the year, as an underlying fund started a position in U.S. Treasuries. The Fund’s cash position declined compared to the beginning of the period as a result of these shifts.

During the year, the Fund maintained exposure to covered call options, a type of derivative that is designed to provide downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s covered call strategy made a moderately positive contribution to returns.

The MVP risk management process utilizes derivatives in an effort to control portfolio volatility in unstable market conditions. Market volatility was relatively high during 2022, therefore the MVP process was engaged and reduced the Fund’s equity exposure at multiple points during the year. The MVP process contributed positively to the Fund’s performance during 2022.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Quantitative investing involves risk that the values of securities selected in the quantitative analysis can react differently than the market or securities selected using fundamental analysis.

Stocks are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds. Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities. Debt securities held by an underlying fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022

	1 Year	3 Years	5 Years	Since Inception (1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	(13.71)%	2.95%	5.42%	7.12%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.33%
Moderate Composite Index	(15.91)%	4.00%	6.07%	7.13%
S&P 500 Index	(18.11)%	7.66%	9.42%	10.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	0.87%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,005.10	$0.61	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,024.60	$0.61	0.12%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equity Funds	77.3%
Fixed Income Fund	17.5
Unaffiliated Investment Company	0.3

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value

Affiliated Investment Companies (94.8%):
Domestic Equity Funds (77.3%):
18,317,192	AZL S&P 500 Index Fund, Class 2	$310,293,240
35,691,746	AZL T. Rowe Price Capital Appreciation Fund	580,347,796

		890,641,036

Fixed Income Fund (17.5%):
21,323,716	AZL Enhanced Bond Index Fund	202,148,827

	Total Affiliated Investment Companies (Cost $1,076,033,070)	1,092,789,863

Shares		Value

Unaffiliated Investment Company (0.3%):
Money Markets (0.3%):
3,484,965	Dreyfus Treasury Securities Cash Management
	Fund, Institutional Shares, 3.90%(a)	$3,484,965
	Total Unaffiliated Investment Company (Cost $3,484,965)	3,484,965

	Total Investment Securities
	(Cost $1,079,518,035) — 95.1%(b)	1,096,274,828
	Net other assets (liabilities) — 4.9%	56,059,024

	Net Assets — 100.0%	$1,152,333,852

(a)	The rate represents the effective yield at December 31, 2022.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	47	$(9,073,350)	$(31,525)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-year Note March Futures (U.S. Dollar)	3/22/23	214	$24,031,531	$(242,650)

Total Net Futures Contracts				$(274,175)

See accompanying notes to the financial statements.

4

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statement of Assets and Liabilities	Statement of Operations
December 31, 2022	For the Year Ended December 31, 2022

Assets:
Investments in non-affiliates, at cost	$3,484,965
Investments in affiliates, at cost	1,076,033,070

Investments in non-affiliates, at value	3,484,965
Investments in affiliates, at value	$1,092,789,863
Deposit at broker for futures contracts collateral	55,781,159
Interest and dividends receivable	167,754
Receivable for affiliated investments sold	407,858
Prepaid expenses	10,534

Total Assets	1,152,642,133

Liabilities:
Payable for capital shares redeemed	87,000
Payable for variation margin on futures contracts	81,832
Management fees payable	98,899
Administration fees payable	7,784
Custodian fees payable	609
Administrative and compliance services fees payable	2,486
Transfer agent fees payable	639
Trustee fees payable	6,211
Other accrued liabilities	22,821

Total Liabilities	308,281

Net Assets	$1,152,333,852

Net Assets Consist of:
Paid in capital	$1,118,014,430
Total distributable earnings	34,319,422

Net Assets	$1,152,333,852

Shares of beneficial interest (unlimited number of shares authorized, no par value)	102,656,588
Net Asset Value (offering and redemption price per share)	$11.23

Investment Income:
Dividends from affiliates	$11,311,927
Interest	896,606
Dividends from non-affiliates	2,277

Total Investment Income	12,210,810

Expenses:
Management fees	1,259,102
Administration fees	71,438
Custodian fees	3,746
Administrative and compliance services fees	17,091
Transfer agent fees	5,819
Trustee fees	68,240
Professional fees	58,164
Shareholder reports	26,373
Other expenses	18,978

Total expenses	1,528,951

Net Investment Income/(Loss)	10,681,859

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on affiliated underlying funds	4,451,953
Net realized gains distributions from affiliated underlying funds	131,728,022
Net realized gains/(losses) on futures contracts	(1,514,306)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(342,434,978)
Change in net unrealized appreciation/depreciation on futures contracts	(1,241,084)

Net realized and Change in net unrealized gains/losses on investments	(209,010,393)

Change in Net Assets Resulting From Operations	$(198,328,534)

See accompanying notes to the financial statements.

5

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$10,681,859	$11,277,080
Net realized gains/(losses) on investments	134,665,669	152,587,780
Change in unrealized appreciation/depreciation on investments	(343,676,062)	63,749,923

Change in net assets resulting from operations	(198,328,534)	227,614,783

Distributions to Shareholders:
Distributions	(163,081,942)	(117,162,627)

Change in net assets resulting from distributions to shareholders	(163,081,942)	(117,162,627)

Capital Transactions:
Proceeds from shares issued	9,252,790	27,760,813
Proceeds from dividends reinvested	163,081,942	117,162,627
Value of shares redeemed	(136,568,768)	(150,065,830)

Change in net assets resulting from capital transactions	35,765,964	(5,142,390)

Change in net assets	(325,644,512)	105,309,766
Net Assets:
Beginning of period	1,477,978,364	1,372,668,598

End of period	$1,152,333,852	$1,477,978,364

Share Transactions:
Shares issued	697,803	1,873,539
Dividends reinvested	14,678,843	8,147,610
Shares redeemed	(10,374,116)	(9,940,639)

Change in shares	5,002,530	80,510

See accompanying notes to the financial statements.

6

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$15.13	$14.07	$13.85	$11.96	$12.71

Investment Activities:
Net Investment Income/(Loss)	0.11 (a)	0.12 (a)	0.19 (a)	0.25 (a)	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(2.21)	2.21	0.87	2.27	(0.34)

Total from Investment Activities	(2.10)	2.33	1.06	2.52	(0.18)

Distributions to Shareholders From:
Net Investment Income	(1.02)	(0.55)	(0.39)	(0.25)	(0.13)
Net Realized Gains	(0.78)	(0.72)	(0.45)	(0.38)	(0.44)

Total Dividends	(1.80)	(1.27)	(0.84)	(0.63)	(0.57)

Net Asset Value, End of Period	$11.23	$15.13	$14.07	$13.85	$11.96

Total Return (b)	(13.71)%	17.04%	8.02%	21.39%	(1.67)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,152,334	$1,477,978	$1,372,669	$1,325,661	$1,083,375
Net Investment Income/(Loss)	0.85%	0.78%	1.41%	1.90%	1.27%
Expenses Before Reductions*(c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses Net of Reductions*	0.12%	0.12%	0.12%	0.12%	0.12%
Portfolio Turnover Rate	10%	10%	10%	5%	5%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Calculated using the average shares method.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies”. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), and 11 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds”, which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

8

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2022

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2022, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $26.0 million, and the monthly average notional amount for short contracts was $160.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk
Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$31,525
Interest Rate Risk
Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$242,650

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	$1,359,701	$(689,232)

Interest Rate Risk
Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/ depreciation on futures contracts	(2,874,007)	(551,852)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

9

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares as of 12/31/22	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds
AZL Enhanced Bond Index Fund	$232,814,119	$4,666,699	$—	$—	$(35,331,991)	$202,148,827	21,323,716	$3,219,091	$116,092
AZL S&P 500 Index Fund, Class 2	416,095,724	46,761,710	(31,295,146)	4,742,405	(126,011,453)	310,293,240	18,317,192	3,643,381	43,118,328
AZL T. Rowe Price Capital Appreciation Fund	755,651,464	92,943,057	(86,864,739)	(290,452)	(181,091,534)	580,347,796	35,691,746	4,449,455	88,493,602

	$1,404,561,307	$144,371,466	$(118,159,885)	$4,451,953	$(342,434,978)	$1,092,789,863	75,332,654	$11,311,927	$131,728,022

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

● Level 1 -	quoted prices in active markets for identical assets
● Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
● Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the settlement prices established each day on the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

10

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2022

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,092,789,863	$—	$—	$1,092,789,863
Unaffiliated Investment Company	3,484,965	—	—	3,484,965

Total Investment Securities	1,096,274,828	—	—	1,096,274,828

Other Financial Instruments:*
Futures Contracts	(274,175)	—	—	(274,175)

Total Investments	$1,096,000,653	$—	$—	$1,096,000,653

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$144,371,466	$118,159,885

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

11

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2022

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,085,145,607. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$47,397,173
Unrealized (depreciation)	(36,267,952)

Net unrealized appreciation/(depreciation)	$11,129,221

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$12,754,208	$–	$12,754,208

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$116,758,976	$46,322,966	$163,081,942

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$68,964,639	$48,197,988	$117,162,627

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$91,615,824	$–	$(12,754,208)	$11,129,221	$89,990,837

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund. As of December 31, 2022, the Fund had a controlling interest (in excess of 50%) in the AZL T. Rowe Price Capital Appreciation Fund, which is affiliated with the Manager.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Fund of

Funds Trust and Shareholders of AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MVP T. Rowe Price Capital Appreciation Plus Fund (one of the funds constituting Allianz Variable Insurance Products Fund of Funds Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 6.09% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $24,474,292.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $46,322,966.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (each a “Fund,” together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Funds’ portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Funds.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve

16

the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, if applicable, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that, for the five-year period ended December 31, 2021, two Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. The Manager reported that for the three-year period ended December 31, 2021, three Funds were in the top 40%, two were in the middle 20%, and seven were in the bottom 40% of their respective Lipper peer groups. For the one-year period ended December 31, 2021, six Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective Lipper peer groups.

The Manager also reported on the performance of the MVP Funds compared to custom managed-volatility peer groups. For the five-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 20%. For the three-year period ended December 31, 2021, four Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40% of their respective custom managed-volatility peer groups. For the one-year period ended December 31, 2021, seven Funds were in the top 40%, two were in the middle 20%, and one was in the bottom 40% of their respective custom managed-volatility peer groups. The Board members discussed with the Manager and considered the impact of the volatility management strategies on performance in different market environments, where applicable, and considered whether they were operating as intended. The Board noted, in particular, the impact of certain characteristics of the Funds’ volatility management strategies in relation to volatility experienced as a result of the COVID-19 pandemic, and that relative performance had improved as the markets stabilized.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 13th percentile of the customized peer group. The Manager reported that for the four MVP Index Strategy Funds the advisory fee paid put them in the 23rd percentile of the customized peer group, and for the AZL Balanced Index Strategy Fund the advisory fee paid put it in the 7th percentile of the customized peer group. The Manager reported that for the AZL DFA Multi-Strategy Fund, the advisory fee paid was in the 5th percentile. The Manager reported that for the AZL MVP DFA Multi-Strategy, AZL MVP FIAM Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 1st percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds. The Board further considered and found that the advisory fee paid to the Manager with respect to each Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the AZL MVP Fusion Funds, pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the AZL MVP Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints

17

that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $8.2 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.1 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust (“VIP Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the VIP Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 Funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

19

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside of the AIM Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.
(2)	Indefinite.
(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.
(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Tamara Lynn Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees	$181,418	$181,418
(b) Audit-Related Fees	$30,000	$4,000
Related to the consent on Form N-1A for the annual registration statement.
	2022	2021
(c) Tax Fees	$57,288	$57,288
Preparation of the funds’ federal income tax returns.
	2022	2021
(d) All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable.

4(g)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

2022	2021
$57,288	$57,288

4(h)	Not applicable.

4(i)	Not applicable

4(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date Febrary 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date Febrary 24, 2023

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date Febrary 24, 2023